                                  Exhibit 9(p)
                   SECURITIES LENDING AGREEMENT FOR NON-ERISA
                  ACCOUNTS DATED AS OF AUGUST, 1995 BETWEEN THE
              REGISTRANT, BANC ONE INVESTMENT ADVISORS CORPORATION
                         AND BANK ONE TRUST COMPANY, NA

                          SECURITIES LENDING AGREEMENT
                             FOR NON-ERISA ACCOUNTS

         This Securities Lending Agreement (the "Agreement") is entered into as of August __, 1995 by and between The One Group(R), an open-end management investment company formed under the Investment Company Act of 1940 (the "Lender"), Banc One Investment Advisors Corporation, an investment adviser under the Investment Advisers Act of 1940 (the "Advisee"), and Bank One Trust Company, N.A., a national banking association (the "Subcustodian").

                             Background Information
                             ----------------------

         A. The Adviser serves as investment adviser to the Lender pursuant to an Investment Advisory Agreement dated January 11, 1995, as amended from time to time.

         B. The Adviser in conjunction with the Subcustodian has developed a securities lending program (the "Securities Lending Program"), (the exact terms and conditions of which are contained in, and subject to this Agreement) pursuant to which Adviser will provide lending agent services to Lender for purposes of lending Lender's securities.

         C. The Lender desires to appoint the Adviser as its lending agent and Subcustodian as its custodian for the purpose of lending securities. The Adviser has agreed to act as agent for the Lender and the Subcustodian has agreed to act as custodian for the Lender in accordance with the terms of this Agreement. The Lender has established a securities lending account for each fund of the Lender (collectively, the "Accounts") with the Subcustodian which will, from time to time, hold the securities which are the subject of, and can be loaned pursuant to the terms and conditions of this Agreement.

                             Statement of Agreement
                             ----------------------

         The parties hereby acknowledge the accuracy of the foregoing background information and hereby agree as follows:

         Section 1. APPOINTMENT. The Lender hereby appoints the Adviser as its agent to act as set forth in this Agreement and the Adviser hereby accepts the appointment as agent and agrees to so act. The Lender agrees that the Adviser is acting as a fully disclosed agent and not as principal in connection with the Securities Lending Program. The Adviser and the Subcustodian shall have the right to disclose the identity of the Lender to any Borrower as defined herein or give notice that such identity is available upon request.

         Lender is a series investment company consisting of a variety of investment portfolios and is entering this Agreement on behalf of the investment portfolios identified on Exhibit A attached hereto and incorporated hereby by reference ("Funds"). Any reference to Lender in this Agreement shall be deemed a reference solely to the particular Fund to which a given lending transaction under this Agreement relates. Under no circumstances shall the rights, obligations, or remedies with respect to a particular Fund constitute a right, obligation or remedy applicable to any other Fund. In particular and without limiting the generality of the foregoing: (a) any event of default regarding one Fund shall not create any right or obligation with respect to any other Fund,
(b) Advisor and the Subcustodian shall have no right to set off claims of a Fund by applying property of any other Fund, and (c) no Fund shall have the right to set off against assets or property held by a Borrower or Subcustodian for any other Fund.

         Lender was created under as a Massachusetts Business Trust under a Declaration of Trust filed on May 23, 1985 ("Trust Agreement"). The Trust Agreement provides, among other things, that trustees of Lender are responsible for the actions of Lender in their capacity as trustees and not personally. Adviser expressly acknowledges and agrees that the obligations of Lender hereunder shall not be binding upon any of the shareholders, trustees, officers, employees or agents of Lender, but shall only bind the trust property of Lender, as provided in the Trust Agreement. The execution and delivery of this Agreement by an officer of the Lender has been approved by the trustees of the Lender, and neither the authorization nor the execution and delivery shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Lender as provided in the Trust Agreement.

         Section 2. AUTHORIZATION AND APPROVAL OF BORROWERS. The Adviser has reviewed and approved the standard form of Master Securities Loan Agreement attached hereto as Exhibit B and substantially similar agreements heretofore executed by the Subcustodian for the lending of customer securities and substantially similar agreements hereafter approved by Adviser and executed by the Subcustodian (the "Loan Agreement" or "Loan Agreements"). The Lender hereby authorizes the Adviser to lend securities delivered to the Subcustodian in accordance with the Loan Agreements to any of the Borrowers specified by Adviser on the list attached hereto as Exhibit C as amended from time to time by the Adviser (each a "Borrower").

         The Adviser is authorized to negotiate rebates with the Borrower to be paid to the Borrower for the use of Cash Collateral (as defined in section 8(c)) as well as the fees to be paid to the Lender for the loan of securities collateralized by Collateral other than Cash Collateral.

         Section 3. LENDER'S REPRESENTATIONS. In order to permit the Adviser and the Subcustodian to make such representations as may be required by the Loan Agreement, the Lender hereby represents and warrants to the Adviser, which representations and warranties shall be deemed to be continuing and to be reaffirmed on any day that a loan under this Agreement is outstanding, that:

         (a) This Agreement is, and each loan will be, legally and validly entered into, does not, and will not, violate any statute, regulation, rule, order, or judgment binding on the Lender, or any agreement binding on the Lender or affecting its property, and is enforceable against the Lender in accordance with its terms, except as may be limited by bankruptcy, insolvency, or similar laws, or by equitable principles relating to or limiting creditors' rights generally;

         (b) The person executing this Agreement and any other persons designated from time to time by the Lender in writing (each such person, an "Authorized Person") are duly and properly authorized to act on behalf of the Lender or the Adviser, respectively;

         (c) The Lender owns the securities held in each Account or subject to a loan under this Agreement free and clear of all liens, claims, security interests and encumbrances and no such security has been sold. Lender agrees to immediately notify the Adviser and identify any of the Securities which are no longer subject to the representations set forth in this paragraph (c) or which are otherwise being withdrawn from participation in the Securities Lending Program;

         (d) The Lender is acting as principal with respect to loans made under this Agreement; and

         (e) The Lender is not subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") with respect to this Agreement and the securities held in the Account.

         Section 4. LOAN OPPORTUNITIES. The Lender acknowledges and agrees that the Adviser or the Subcustodian may lend securities owned by other of the Adviser's or the Subcustodian's customers to Borrowers. The Lender agrees that it shall have no claim against the Adviser or the Subcustodian based on, or relating to, loans made for other customers or loan opportunities refused hereunder, whether or not the Adviser has made fewer or more loans for any other customer than for the Lender, and whether or not any loan for another customer, or the opportunity refused, could have resulted in loans made under this Agreement.

         Section 5. MAKING OF LOANS. The Adviser will notify Borrowers that it is prepared to lend securities of the Lender held in the Account. If the Adviser determines, in response to a Borrower's orally advising the

Adviser of its desire to borrow securities, to lend securities of the Lender pursuant to a Loan Agreement, the Adviser will instruct the Subcustodian to deliver the securities, and is hereby authorized to take such actions to effect the loan as are required by the Loan Agreement; provided, however, that the Adviser shall lend no more than 33% of the securities owned by a Fund. For each Borrower, the Adviser shall establish a maximum limit on the amount of securities that will be delivered to each Borrower in connection with loans of the Lender's securities (the "Borrower Limit"). The Subcustodian shall not deliver Lender's securities to a Borrower when the value of the loan exceeds the Borrower Limit.

         Section 6. LOAN TERMINATION. The Adviser shall, subject to the terms of the Loan Agreement, terminate a loan made to a Borrower whenever the Adviser shall actually receive:

         (a) oral or written instructions to terminate the loan from a person believed by the Adviser to be an Authorized Person of the Lender;

         (b) oral or written notice from the Lender that the loaned security is no longer subject to the representations set form in section 3(c) or that the securities are no longer eligible for participation in the Securities Lending Program;

         (c) a written instruction from an Authorized Person or a person believed by the Adviser to be an Authorized Person of the Lender that the Borrower with whom the loan is outstanding is to be deleted from the list referred to in Section 2 hereof,

         (d) actual notice of a default under any Loan Agreement pursuant to which securities have been loaned; or

         (e) termination of this Agreement.

         Notwithstanding the foregoing or any other provision in this Agreement, the Adviser may at any time terminate any loan in its absolute discretion.

         Section 7. OUTSTANDING LOANS. Subject to the supervision of the Adviser, the Subcustodian shall perform the following acts in connection with loans of securities hereunder:

         (a) enter into Loan Agreements on such terms as approved by the Adviser;

         (b) receive and release Collateral as provided in the applicable Loan Agreement;

         (c) receive distributions on loaned securities;

         (d) accept substitutions of Collateral and execute and deliver or send any receipts required under the Loan Agreement in connection therewith;

         (e) deliver and receive securities in accordance with instructions from the Adviser;

         (f) make investments of Cash Collateral in accordance with instructions of the Adviser;

         (g) take such action upon termination of a loan as may be directed by the Adviser; and

         (h) within a reasonable time after learning of a default, give notice thereof to the Adviser, and thereafter take such actions, if any, as may be specified by the Adviser.

The Adviser shall perform the following acts in connection with loans of securities hereunder:

         (a) select Borrowers with whom loans of securities may be made hereunder;

         (b) negotiate the terms of the loans;

         (c) invest Cash Collateral in accordance with Section 8 hereof;

         (d) prepare each business day a mark-to-market valuation of the then fair market value of the loaned securities, including income accrued but unpaid thereon and instruct the Subcustodian to receive and release Collateral as provided in the applicable Loan Agreement;

         (e) within a reasonable time after learning of a default, give notice thereof to the Lender, and thereafter take such actions, if any, as may be specified in written instructions actually received from a person believed by the Adviser to be an Authorized Person of the Lender. In the absence of instructions from the Lender to the Adviser, Adviser is authorized, without notice to Lender, to exercise such rights of Lender and to pursue such available remedies of Lender under the appropriate Loan Agreement as it deems appropriate; provided, however, nothing herein shall require Adviser or the Subcustodian to expend their own funds to exercise such fights or pursue such remedies; and

         (f) take such action upon termination of a loan as may be required by the Loan Agreement.

         Section 8. COLLATERAL.

         (a) In connection with loans of securities made on behalf of the Lender, the Adviser agrees to limit collateral accepted and investments of cash collateral to those securities in which the Fund of the Lender owning the loaned securities could invest and, subject to this requirement, the Lender authorizes the Adviser: (i) to accept collateral of the types which are designated on Exhibit D with such changes as recommended from time to time by the Adviser with the approval of the Lender (the "Collateral"); and (ii) to invest cash received as collateral for a loan of securities in any of the types of investments specified on Exhibit D as modified from time to time. Where a loan of securities is to be collateralized by a letter of credit, the Adviser shall instruct the Subcustodian to accept only an irrevocable letter of credit that contains an immediate draw-down capability from the financial institution. The Lender hereby authorizes the Adviser to purchase or sell investments of Cash Collateral to or from other accounts advised by the Adviser or held by its affiliates.

         (b) All uncertificated U.S. government or agency securities, and any other securities received by the Subcustodian as Collateral in connection with any transactions involving Cash Collateral (as defined below), shall be segregated by a separate recordation hereunder on the books of the Subcustodian, and may be held as the Subcustodian may determine in any form or manner in which the Subcustodian is permitted to hold securities including, without limitation, by depositing the same in the Federal Reserve/Treasury Book-Entry System (the "Book-Entry System") or the Depository Trust Company (the "Depository"), or their respective successors or nominees.

         (c) All money received as, or with respect to, Collateral, including money received with respect to investment of the same, or upon the maturity, sale, or liquidation of any such investments ("Cash Collateral"), may, in the Adviser's sole discretion, be invested and reinvested in the types of investments listed in Exhibit D as modified from time to time.

         (d) Notwithstanding the foregoing, or any other provision contained in this Agreement, the Adviser shall at all times have: (i) the right to cause the Subcustodian to hold in the Subcustodian Account a portion of the

Cash Collateral uninvested without any obligation to pay interest thereon whenever the Adviser, in its sole discretion, deems it advisable, provided the Adviser uses its best efforts to minimize such amount, and (ii) the absolute right, without obtaining any approval of the Lender, to liquidate any investment or reinvestment and cause the net proceeds to be credited to the Account.

         (e) The Subcustodian shall maintain the notifications required by applicable law with respect to securities transactions involving Cash Collateral and shall furnish monthly activity statements. The Subcustodian shall comply with all applicable legal requirements regarding the custody of the Lender's securities under the Investment Company Act of 1940 and the rules and regulations promulgated thereunder including, if applicable, Rule 17f-2.

         (f) The Subcustodian shall execute, as agent for the Lender, any certificates of ownership, declarations or other certificates required under the tax laws or pursuant to any other law or governmental regulation now or hereafter in effect with respect to securities held as Collateral. The Subcustodian shall, in addition, supply any information regarding Collateral transactions required by any applicable law or governmental regulation without first giving notice to the Lender or the Adviser.

         (g) The Adviser shall take such actions with respect to the Collateral as are required from time to time pursuant to any Loan Agreement.

         (h) All investments of Cash Collateral made in accordance with this Agreement shall be for the account and risk of the Lender. To the extent that any loss arising out of such investments of Cash Collateral results in a deficiency in the amount of Cash Collateral available for return to a Borrower pursuant to the Loan Agreement, the Lender agrees to pay the Subcustodian on demand cash in an amount equal to such deficiency. In addition, the Subcustodian shall be entitled to charge the Lender's accounts for such deficiency in accordance with Section 10 of this Agreement.

         (i) All Collateral and securities or other property acquired through the investment of Cash Collateral shall be controlled by, and subject to the instructions of, the Adviser; provided, however, that the Adviser shall comply with any instructions of the Lender with respect to the same.

         Section 9. SUBCUSTODIAN'S FEES. The Lender shall in connection with each loan hereunder pay to the Subcustodian the fee (the "Subcustodian's Fee") as specified on Exhibit E, which Subcustodian Fee shall accrue daily. The Adviser shall not receive a fee in connection with the services it performs hereunder; provided, however, the Adviser may be reimbursed for the salaries and wages of its securities lending personnel to the extent permitted by Section 17(e)(1) of the Investment Company Act of 1940.

         Section 10. THE COLLATERAL ACCOUNT. The Adviser and the Subcustodian shall act as follows with respect to the account in which the Subcustodian holds Collateral on behalf of the Lender (the "Collateral Account"):

         (a) The Subcustodian shall monthly: (i) credit the Collateral Account with all amounts, if any, paid by a Borrower in connection with a loan collateralized in whole or in part with Collateral other than Cash Collateral;
(ii) credit the Collateral Account with the earnings, if any, arising from the investment of Cash Collateral; (iii) debit the Collateral Account by an amount equal to the amounts to be paid to the Borrower pursuant to the Loan Agreement; and (iv) debit the Collateral Account in an amount equal to the accrued Subcustodian's Fees described in Section 9 hereof,

         (b) Whenever the Loan Agreement requires a return of Cash Collateral, the Subcustodian shall debit the Collateral Account by the amount so returned;

         (c) In the event debits to the Collateral Account pursuant to the foregoing subsections 10 (a) and 10 (b) produce a deficit therein, the Subcustodian shall sell or otherwise liquidate investments made with Cash Collateral and credit the net proceeds of such sale or liquidation to satisfy the deficit. In the event the foregoing does not eliminate the deficit, the Subcustodian shall have the right to charge the deficiency to any other account or accounts maintained by the Lender with the Subcustodian; provided, however, that the Subcustodian shall not have the right to charge any accounts maintained for one Fund (as defined in section I hereof) for the obligations of another Fund.

         (d) If the Subcustodian, in its sole discretion, advances funds on behalf of the Lender in order to eliminate a deficiency created under the foregoing subsections 10(a), 10(b), or 10(c), the Subcustodian shall notify the Adviser. Upon receipt of such notice by the Adviser, the Lender agrees to repay the Subcustodian upon demand the amount of any advance described herein plus accrued interest at a rate per annum (based on a 360- day year for the actual number of days involved) not to exceed the fed funds rate as publicly announced to be in effect from time to time, such rate to be adjusted on the effective date of any change in the fed funds rate.

         (e) Except with respect to amounts representing the crediting of a Loan Fee as defined in the Loan Agreement, if any, paid by a Borrower, money from time to time held in the Collateral Account shall be controlled by, and subject to the instructions of, the Adviser; provided, however, that the Adviser shall comply with any instructions of the Lender with respect to the same.

         Section 11. RIGHTS OF BORROWERS WITH RESPECT TO LOANED SECURITIES. Until a loan is terminated in accordance with Section 6, the Borrower shall exercise all of the incidents of ownership of the loaned securities, including the right to transfer the loaned securities to others; provided, however, that the Lender shall be entitled to receive distributions, dividends, and other payments made on or in connection with the loaned securities to the extent provided and in accordance with the terms of the applicable Loan Agreement. The Lender hereby expressly waives the right to vote any securities that are subject to a loan.

         Section 12. RESPONSIBILITY. The Adviser and the Subcustodian undertake to perform such duties and only such duties as are specifically set forth in this Agreement. The Adviser and the Subcustodian shall not be liable for any loss or damage, including counsel fees and court costs, whether or not resulting from their acts or omissions to act hereunder or otherwise, unless the loss or damage arises out of the Adviser's or the Subcustodian's own negligence. Except for any liability, loss, or expense arising from or connected with the Adviser's or the Subcustodian's own negligence, the Lender agrees to reimburse and hold the Adviser and the Subcustodian harmless from and against any liability, loss and expense, including counsel fees and expenses and court costs, arising in connection with this Agreement or any Loan Agreement or arising from or connected with claims of any third parties, including any Borrower, from and against all taxes and other governmental charges, and from and against any out-of-pocket or incidental expenses. The Subcustodian may charge any amounts to which it or the Adviser is entitled hereunder against the Account. Without limiting the generality of the foregoing, the Lender agrees: (i) that the Adviser and the Subcustodian shall not be responsible for any statements, representations, or warranties which any Borrower makes in connection with any securities loans hereunder, if reasonably relied upon in good faith, or for the performance by any Borrower of the terms of the Loan Agreement, or any agreement related thereto; (ii) that the Adviser and the Subcustodian shall be fully protected in acting in accordance with the oral or written instructions of any person reasonably believed by, them to be an Authorized Person; (iii) that in the event of a default by a Borrower under the Loan Agreement, the Adviser and the Subcustodian shall be fully protected in acting in accordance with this Agreement; and (iv) that the Adviser and the Subcustodian shall not be under any duty or obligation to advance or expend their own funds to take action to effect payment by a Borrower of any amounts owed by the Borrower pursuant to the Loan Agreement, provided the Subcustodian timely advises the Adviser of the non-payment by the Borrower of any such amount. The indemnification provided to Adviser and the Subcustodian hereunder shall survive termination of this Agreement. The Lender acknowledges and agrees that all investments of Cash Collateral shall be for the account of the Lender and any reinvestment risk associated with Cash Collateral shall be borne solely by the Lender and that neither the Adviser nor the Subcustodian shall provide indemnification to the Lender in connection with this Agreement or the Securities Lending Program.

         Section 13. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a statute, rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

         Section 14. EXCLUSIVITY. The Lender agrees that it shall not enter into any other securities loan agreement with any other bank or securities broker/dealer whereby the other bank or broker/dealer is permitted to make loans on behalf of the Lender of securities held by the Subcustodian as the Lender's custodian.

         Section 15. CONFLICTS OF INTEREST AND DISCLOSURE. NOTHING IN THIS AGREEMENT SHALL PRECLUDE THE ADVISER, THE SUBCUSTODIAN, OR THEIR AFFILIATES FROM ENTERING INTO SEPARATE ARRANGEMENTS OR AGREEMENTS WITH BORROWERS INVOLVING THE PROVISION OF PRODUCTS OR SERVICES INCLUDING, WITHOUT LIMITATION, DEPOSITS, LOANS, OR BROKERAGE SERVICES. THE ADVISER AND THE SUBCUSTODIAN HEREBY DISCLOSE THAT THEY OR THEIR AFFILIATES MAY RECEIVE COMPENSATION OR REMUNERATION FROM THE BORROWERS TN CONNECTION WITH SUCH SEPARATE ARRANGEMENTS OR AGREEMENTS, INCLUDING, WITHOUT LIMITATION, VOLUME DISCOUNTS AND DISCOUNTED PERIODICAL SUBSCRIPTIONS. THE ADVISER AND THE SUBCUSTODIAN FURTHER DISCLOSE THAT INVESTMENTS OF CASH COLLATERAL MADE PURSUANT TO SECTION 8 MAY HAVE THEIR OWN FEES AND EXPENSES WHICH MAY REDUCE THE EARNINGS PAYABLE TO LENDER PURSUANT TO THIS AGREEMENT.

         Section 16. STATEMENT. The Subcustodian will at least monthly furnish the Lender with statements relating to loans hereunder, and other information reasonably requested by the Lender.

         Section 17. NOTICES, ASSIGNMENTS, AMENDMENT, CONSTRUCTION.

         (a) Any notice, instruction, other instrument or writing, authorized or required to be given hereunder to the Subcustodian shall be sufficiently given only if and when actually received by the Subcustodian, including receipt by telefax, at its offices at:

         Bank One Trust Company, NA
         235 West Schrock Road
         Columbus, OH 43271-1075
         Attn: Securities Lending

or at such other place as the Subcustodian may, from time to time, designate in writing and, except as expressly provided to the contrary herein, signed by an Authorized Person; and any notice, other instrument, writing, report or advice authorized or required by the Agreement to be given to the Lender shall be sufficiently given only if and when actually received by the Lender, including receipt by telefax, at its offices at:

         The One Group
         c/o Banc One Investment Advisors Corporation, as Sub-administrator 774 Park Meadow
         Columbus, Ohio 43271-0211
         Attn: Mark Beeson

or at such other place as the Lender may from time to time designate in writing; and any notice, instruction, other instrument or writing authorized or required by the Agreement to be given to the Adviser shall be sufficiently given only if and when actually received by the Adviser, including receipt by telefax, at its offices at:

         Banc One Investment Advisors Corporation
         774 Park Meadow
         Columbus, Ohio 43271-0211
         Attn.:  Steven E. Cutler

or at such other place as the Adviser may from time to time designate in writing.

         (b) This Agreement shall not be assignable by the parties hereto without the written consent of the other parties. This Agreement shall be binding upon each party and its respective successors and permitted assigns;

         (c) This Agreement constitutes the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior discussions, understandings, agreements and negotiations between the parties hereto with respect to such transactions. This Agreement shall not be amended or modified in any manner except by a written agreement executed by the parties hereto with the same formality as this Agreement;

         (d) This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio;

         (e) The headings in this Agreement are for convenience only and shall not be used in construing this Agreement; and

         (f) Either the Lender or the Adviser may terminate this Agreement by delivering to the other party a written notice specifying a date of termination, not earlier than the date of receipt of such notice by the other party, provided that this Agreement shall continue in full force and effect with respect to all loans of securities in effect on the date of termination.

         Section 18. CUSTODY. Lender acknowledges that the Adviser is only performing the securities lending services described in this Agreement and that the Adviser retains no custody or possession of the securities, assets, and/or cash in the Account and performs no depository services with respect to the Account.

         Section 19. ARBITRATION. Any controversy or claim arising out of or relating to this Agreement, or the breach of the same, shall be settled through consultation and negotiation in good faith and a spirit of mutual cooperation. However, if those attempts fail, the parties agree that any misunderstandings or disputes arising from this Agreement shall be decided by arbitration which shall be conducted, upon request by either party, before three (3) arbitrators (unless both parties agree upon one (1) arbitrator), designated by the American Arbitration Association (the "AAA", in accordance with the terms of the Commercial Arbitration Rules of the AAA, and, to the maximum extent applicable, the United States Arbitration Act (Title 9 of the United States Code), or if such Act is not applicable, any substantially equivalent state law. The parties further agree that the arbitrator(s) will decide which party must bear the expenses of the arbitration proceedings.

         Section 20. SIPA NOTICE. THE PROVISIONS OF THE SECURITIES INVESTOR PROTECTION ACT OF 1970 MAY NOT PROTECT THE LENDER WITH RESPECT TO LOANS HEREUNDER AND, THEREFORE, THE COLLATERAL DELIVERED TO THE SUBCUSTODIAN AS SUBCUSTODIAN FOR THE LENDER MAY CONSTITUTE THE ONLY SOURCE OF SATISFACTION OF A BORROWER'S OBLIGATION IN THE EVENT SUCH BORROWER FAILS TO RETURN THE LOANED SECURITIES.

         IN WITNESS WHEREOF, the Lender, the Adviser, and the Subcustodian have caused this Agreement to be duly executed as of the date first above written.

The One Group
("Lender")

By: /s/ MARK A. DILLON
    ------------------------------------
    (Authorized Signature)

Banc One Investment Advisors Corporation
("Advisor")

By: /s/ MARK A. BEESON
    ------------------------------------
    (Authorized Signature)

Bank One Trust Company, N.A.
("Subcustodian")

By: /s/ STEVEN E. CUTLER
    ------------------------------------
    (Authorized Signature)

                          SECURITIES LENDING AGREEMENT

                                    EXHIBIT A

Participating Portfolios

          Asset Allocation Fund

          Disciplined Value Fund Equity Index Fund

          Government Bond Fund

          Government Money Market Fund

          Income Bond Fund

          Income Equity Fund

          Intermediate Bond Fund

          Large Company Growth Fund

          Large Company Value Fund

          Limited Volatility Fund

          Prime Money Market Fund

          Small Company Growth Fund

          Treasury Only Money Market Fund

          U.S. Treasury Securities Money Market Fund

Public Securities Association
40 Broad Street.  New York.  NY 10004-2373
Telephone (212) 809-7000

                        MASTER SECURITIES LOAN AGREEMENT


                                                   Dated as of _________________

Between:

Bank One Trust Company, NA

___________________________
and

___________________________



         This Agreement sets forth the terms and conditions under which one party ("Lender") may. from time to time, lend to the other party ("Borrower") certain securities against a pledge of collateral. Capitalized terms not otherwise defined herein shall have the meanings provided in Section 26.

         The parties hereto agree as follows:

1.       Loans of Securities.

         1.1 Subject to the terms and conditions of this Agreement, Borrower or Lender may. from time to time. orally seek to initiate a transaction in which Lender will lend securities to Borrower. Borrower and Lender shall agree orally on the terms of each Loan, including the issuer of the securities, the amount of securities to be lent, the basis of compensation, and the amount of Collateral to be transferred by Borrower, which terms may be amended during the Loan.

         1.2 Notwithstanding any other provision in this Agreement regarding when a Loan commences. a Loan hereunder shall not occur until the Loaned Securities and the Collateral therefor have been transferred in accordance with
Section 16.

         1.3 WITHOUT WAIVING ANY RIGHTS GIVEN TO LENDER HEREUNDER, IT IS UNDERSTOOD AND AGREED THAT THE PROVISIONS OF THE SECURITIES INVESTOR PROTECTION ACT OF 1970 MAY NOT PROTECT LENDER WITH RESPECT TO LOANED SECURITIES HEREUNDER AND THAT. THEREFORE, THE COLLATERAL DELIVERED TO LENDER MAY CONSTITUTE THE ONLY SOURCE OF SATISFACTION OF BORROWER'S OBLIGATIONS IN THE EVENT BORROWER FAILS TO RETURN THE LOANED SECURITIES.

2.       Transfer of Loaned Securities.

         2.1 Unless otherwise agreed. Lender shall transfer Loaned Securities to Borrower hereunder on or before the Cutoff Time on the date agreed to by Borrower and Lender for the commencement of the Loan.

         2.2 Unless otherwise agreed, Borrower shall provide Lender. in each Loan in which Lender is a Customer, with a schedule and receipt listing the Loaned Securities. Such schedule and receipt may consist of (a) a schedule provided to Borrower by Lender and executed and returned by Borrower when the Loaned Securities are received, (b) in the case of securities transferred through a Clearing Organization which provides transferors with a notice evidencing such transfer, such notice, or (c) a confirmation or other document provided to Lender by Borrower.

3.       Collateral.

         3.1 Unless otherwise agreed, Borrower shall, prior to or concurrently with the transfer of the Loaned Securities to Borrower, but in no case later than the close of business on the day of such transfer, transfer to Lender Collateral with a market value at least equal to a percentage of the market value of the Loaned Securities agreed to by Borrower and Lender (which shall be not less than 100% of the market value of the Loaned Securities) (the "Margin Percentage").

         3.2 The Collateral transferred by Borrower to Lender, as adjusted pursuant to Section 8, shall be security for Borrowers obligations in respect of such Loan and for any other obligations of Borrower to Lender. Borrower hereby pledges with, assigns to, and grants Lender a continuing first security interest in, and a lien upon, the Collateral. which shall attach upon the transfer of the Loaned Securities by Lender to Borrower and which shall cease upon the transfer of the Loaned Securities by Borrower to Lender. In addition to the rights and remedies given to Lender hereunder, Lender shall have all the rights and remedies of a secured party under the New York Uniform Commercial Code. It is understood that Lender may use or invest the Collateral, if such consists of cash, at its own risk, but that (unless Lender is a Broker-Dealer) Lender shall, during the term of any Loan hereunder, segregate Collateral from all securities or other assets in its possession. Lender may pledge, repledge, hypothecate, rehypothecate, lend, relend, Sell or otherwise transfer the Collateral, or re-register Collateral evidenced by physical certificates in any name other than Borrower's, only (a) if Lender is Broker-Dealer or (b) in the event of a Default by Borrower. Segregation of Collateral may be accomplished by appropriate identification on the books and records of Lender if it is a "financial intermediary" or a "clearing corporation" within the meaning of the New York Uniform Commercial Code.

         3.3 Except as otherwise provided herein, upon transfer to Lender of the Loaned Securities on the day a Loan is terminated pursuant to Section 5, Lender shall be obligated to transfer the Collateral (as adjusted pursuant to Section
8) to Borrower no later than the Cutoff Time on such day or, it such day is not a day on which a transfer of such Collateral may be effected under Section 16, the next day on which such a transfer may be effected.

         3.4 If Borrower transfers Collateral to Lender, as provided in Section 3.1, and Lender does not transfer the Loaned Securities to Borrower, Borrower shall have the absolute right to the return of the Collateral: and if Lender transfers Loaned Securities to Borrower and Borrower does not transfer Collateral to Lender as provided in Section 3.1, Lender shall have the absolute right to the return of the Loaned Securities.

         3.5 Borrower may, upon reasonable notice to Lender (taking into account all relevant factors, including industry practice, the type of Collateral to be substituted and the applicable method of transfer), substitute Collateral for Collateral securing any Loan or Loans, provided, however, that such substituted Collateral shall (a) consist only of cash, securities or other property that Borrower and Lender agreed would be acceptable Collateral prior to the Loan or Loans and (b) have a market value such that the aggregate market value of such substituted Collateral, together with all other Collateral for Loans in which the party substituting such Collateral is acting as Borrower, shall equal or exceed the agreed upon Margin Percentage of the market value of the Loaned Securities. Prior to the expiration of any letter of credit supporting Borrower's obligations hereunder, Borrower shall, no later than the Cutoff Time on the date such letter of credit expires, obtain an extension of the expiration of such letter of credit or replace such letter of credit by providing Lender with a substitute letter of credit in an amount at least equal to the amount of the letter of credit for which A is substituted.

         3.6 Lender acknowledges that, in connection with Loans of Government Securities and as otherwise permitted by applicable law, some securities provided by Borrower as Collateral under this Agreement may not be guaranteed by the United States.

4.      Fees for Loan.

        4.1 Unless otherwise agreed. (a) Borrower agrees to pay Lender a loan fee (a "Loan Fee"), computed daily on each Loan to the extent such Loan is secured by Collateral other than cash, based on the aggregate par value (in the case of Loans of Government Securities) or the aggregate market value (in the case of all other Loans) of the

Loaned Securities on the day for which such Loan Fee is being computed, and (b) Lender agrees to pay Borrower a fee or rebate (a "Cash Collateral Fee") on Collateral consisting of cash, computed daily based on the amount of cash held by Lender as Collateral, in the case of each of the Loan Fee and the Cash Collateral Fee at such rates as Borrower and Lender may agree. Except as Borrower and Lender may otherwise agree (in the event that cash Collateral is transferred by clearing house funds or otherwise), Loan Fees shall accrue from and including the date on which the Loaned Securities are transferred to Borrower to, but excluding, the date on which such Loaned Securities are returned to Lender, and Cash Collateral Fees shall accrue from and including the date on which the cash Collateral is transferred to Lender to, but excluding, the date on which such cash Collateral is returned to Borrower.

         4.2 Unless otherwise agreed, any Loan Fee or Cash Collateral Fee payable hereunder shall be payable:

         (a) in the case of any Loan of securities other than Government Securities, upon the earlier of (i) the fifteenth day of the month following the calendar month in which such fee was incurred or (ii) the termination of all Loans hereunder (or, if a transfer of cash in accordance with Section 16 may not be effected on such fifteenth day or the day of such termination, as the case may be, the next day on which such a transfer may be effected); and

         (b) in the case of any Loan of Government Securities, upon the termination of such Loan.

Notwithstanding the foregoing, all Loan Fees shall be payable by Borrower immediately in the event of a Default hereunder by Borrower and all Cash Collateral Fees shall be payable immediately by Lender in the event of a Default by Lender.

5. Termination of the Loan. Unless otherwise agreed, (a) Borrower may terminate a Loan on any Business Day by giving notice to Lender and transferring the Loaned Securities to Lender before the Cutoff time on such Business Day, and (b) Lender may terminate a Loan on a termination date established by notice given to Borrower prior to the close of business on a Business Day. The termination date established by a termination notice given by Lender to Borrower shall be a date no earlier than the standard settlement date for trades of the Loaned Securities entered into on the date of such notice, which date shall, unless Borrower and Lender agree to the contrary, be (i) in the case of Government Securities, the next Business Day following such notice and (ii) in the case of all other securities, the fifth Business Day following such notice. Unless otherwise agreed, Borrower shall, on or before the Cutoff Time on the termination date of a Loan, transfer the Loaned Securities to Lender: provided, however, that upon such transfer by Borrower, Lender shall transfer the Collateral (as adjusted pursuant to Section 8) to Borrower in accordance with Section 3.3.

6. Rights of Borrower in Respect of the Loaned Securities. Except as set forth in Sections 7.1 and 7.2 and as otherwise agreed by Borrower and Lender, until Loaned Securities are required to be redelivered to Lender upon termination of a Loan hereunder, Borrower shall have all of the incidents of ownership of the Loaned Securities, including the right to transfer the Loaned Securities to others. Lender hereby waives the right to vote, or to provide any consent or to take any similar action with respect to, the Loaned Securities in the event that the record date or deadline for such vote, consent or other action falls during the term of the Loan.

7.       Dividends, Distributions, Etc.

         7.1 Lender shall be entitled to receive all distributions made on or in respect of the Loaned Securities which are not otherwise received by Lender, to the full extent it would be so entitled if the Loaned Securities had not been lent to Borrower, including, but not limited to: (a) cash and all other property, (b) stock dividends, (c) securities received as a result of split ups of the Loaned Securities and distributions in respect thereof, (d) interest payments, and (e) all rights to purchase additional securities.

         7.2 Any cash distributions made on or in respect of the Loaned Securities, which Lender is entitled to receive pursuant to Section 7.1, shall be paid by the transfer of cash to Lender by Borrower, on the date any such distribution is paid, in an amount equal to such cash distribution. so long as Lender is not in Default at the time of such payment. Non-cash distributions received by Borrower shall be added to the Loaned Securities on the date of distribution and shall be considered such for all purposes, except that if the Loan has terminated, Borrower shall forthwith transfer the same to Lender.

         7.3 Borrower shall be entitled to receive all cash distributions made on or in respect of non-cash Collateral which are not otherwise received by Borrower, to the full extent it would be so entitled if the Collateral had not been transferred to Lender. Any distributions of cash made on or in respect of such Collateral which Borrower is entitled to receive hereunder shall be paid by the transfer of cash to Borrower by Lender, on the date any such distribution is paid, in an amount equal to such cash distribution, so long as Borrower is not in Default at the time of such payment.

         7.4 (a) Unless otherwise agreed, it (i) Borrower is required to make a payment (a "Borrower Payment") with respect to cash distributions on Loaned Securities under Sections 7.1 and 7.2 ("Securities Distributions"), or (ii) Lender is required to make a payment (a 'Lender Payment") with respect to cash distributions on Collateral under Section 7.3 (" Collateral Distributions"), and
(iii) Borrower or Lender, as the case may be ("Payee"), shall be required by law to collect any withholding or other tax, duty, fee, levy or charge required to be deducted or withheld from such Borrower Payment or Lender Payment ("Tax"), then Payor shall (subject to subsections (b) and (c) below), pay such additional amounts as may be necessary in order that the net amount of the Borrower Payment or Lender Payment received by the Lender or Borrower, as the case may be ("Payee"), after payment of such Tax equals the net amount of the Securities Distribution or Collateral Distribution that would have been received if such Securities Distribution or Collateral Distribution had been paid directly to the Payee.

                  (b) No additional amounts shall be payable to a Payee under subsection (a) above to the extent that Tax would have been imposed on a Securities Distribution or Collateral Distribution paid directly to the Payee.

                  (c) No additional amounts shall be payable to a Payee under subsection (a) above to the extent that such Payee is entitled to an exemption from, or reduction in the rate of, Tax on a Borrower Payment or Lender Payment subject to the provision of a certificate or other documentation, but has failed timely to provide such certificate or other documentation.

                  (d) Each party hereto shall be deemed to represent that, as of the commencement of any Loan hereunder, no Tax would be imposed on any cash distribution paid to it with respect to (i) Loaned Securities subject to a Loan in which it is acting as Lender or (ii) Collateral for any Loan in which it is acting as Borrower, unless such party has given notice to the contrary to the other party hereto (which notice shall specify the rate at which such Tax would be imposed). Each party agrees to notify the other of any change that occurs during the term of a Loan in the rate of any Tax that would be imposed on any such cash distributions payable to it.


         7.5 To the extent that, under the provisions of Sections 7.1 through
7.4 (a) a transfer of cash or other property by Borrower would give rise to a Margin Excess (as defined in Section 8.3 below) or (b) a transfer of cash or other property by Lender would give rise to a Margin Deficit (as

(defined in Section 8.2 below). Borrower or Lender (as the case may be) shall not be obligated to make such transfer of cash or other property in accordance with such Sections, but shall in lieu of such transfer immediately credit the amounts that would have been transferable under such Sections to the account of Lender or Borrower (as the case may be).

8.       Mark to Market.

         8.1 Borrower shall daily mark to market any Loan hereunder and in the event that at the close of trading on any Business Day the market value of the Collateral for any Loan to Borrower shall be less than 100% of the market value of all the outstanding Loaned Securities subject to such Loan, Borrower shall transfer additional Collateral no later than the close of the next Business Day so that the market value of such additional Collateral, when added to the market value of the other Collateral for such Loan, shall equal 100% of the market value of the Loaned Securities.

         8.2 In addition to any rights of Lender under Section 8.1, in the event that at the close of trading on any Business Day the aggregate market value of all Collateral for Loans by Lender shall be less than the Margin Percentage of the market value of all the outstanding Loaned Securities subject to such Loans (a "Margin Deficit"), Lender may, by notice to Borrower, demand that Borrower transfer to Lender additional Collateral so that the market value of such additional Collateral, when added to the market value of all other Collateral for such Loans, shall equal or exceed the agreed upon Margin Percentage of the market value of the Loaned Securities. Unless otherwise agreed, such transfer is to be made no later than the close of the next Business Day following the day of Lender's notice to Borrower.

         8.3 In the event that at the close of trading on any Business Day the market value of all Collateral for Loans to Borrower shall be greater than the Margin Percentage of the market value of all the outstanding Loaned Securities subject to such Loans (a "Margin Excess"), Borrower may, by notice to Lender, demand that Lender transfer to Borrower such amount of the Collateral selected by Borrower so that the market value of the Collateral for such Loans, after deduction of such amounts, shall thereupon not exceed the Margin Percentage of the market value of the Loaned Securities. Unless otherwise agreed, such transfer is to be made no later than the close of the next Business Day following the day of Borrower's notice to Lender.

         8.4 Borrower and Lender may agree, with respect to one or more Loans hereunder, to mark the values to market pursuant to Sections 8.2 and 8.3 by separately valuing the Loaned Securities lent and the Collateral given in respect thereof an a Loan-by-Loan basis.

         8.5 Borrower and Lender may agree, with respect to any or all Loans hereunder, that the respective rights of Lender and Borrower under Sections 8.2 and 8.3 maybe exercised only where a Margin Excess or Margin Deficit exceeds a specified dollar amount or a specified percentage of the market value of the Loaned Securities under such Loans (which amount or percentage shall be agreed to by Borrower and Lender prior to entering into any such Loans).

9. Representations. Each party to this Agreement hereby makes the following representations and warranties, which shall continue during the term of any Loan hereunder:

         9.1 Each party hereto represents and warrants that (a) it has the power to execute and deliver this Agreement, to enter into the Loans contemplated hereby and to perform its obligations hereunder; (b) it has taken all necessary action to authorize such execution, delivery and performance; and (c) this Agreement constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms.

         9.2 Each party hereto represents and warrants that the execution, delivery and performance by it of this Agreement and each Loan hereunder will at all times comply with all applicable laws and regulations including those of applicable regulatory and self-regulatory organizations.



         9.3 Each party hereto represents and warrants and that it has not relied on the other for any tax or accounting advice concerning this Agreement and that it has made its own determination as to the tax and accounting treatment of any Loan and any dividends, remuneration or other funds received hereunder.

         9.4 Borrower represents and warrants that it is acting for its own account. Lender represents and warrants that it is acting for its own account unless it expressly specifies otherwise in writing and complies with Section 10.3(b).

         9.5 Borrower represents and warrants that (a) it has, or will have at the time of transfer of any Collateral, the right to grant a first security interest therein subject to the terms and conditions hereof, and (b) it (or the person to whom it relends the Loaned Securities) is borrowing or will borrow the Loaned Securities (except for Loaned Securities that quality as "exempted securities" under Regulation T of the Board of Governors of the Federal Reserve System) for the purpose of making delivery of such securities in the case of short sales, failure to receive securities required to be delivered, or as otherwise permitted pursuant to Regulation T as in effect from time to time.

         9.6 Lender represents and warrants that it has, or will have at the time of transfer of any Loaned Securities, the right to transfer the Loaned Securities subject to the terms and conditions hereof.

10.      Covenants.

         10.1 Each party hereto agrees and acknowledges that (a) each Loan hereunder is a "securities contract," as such term is defined in Section 741(7) of Title 11 of the United States Code (the "Bankruptcy Code"), (b) each and every transfer of funds, securities and other property under this Agreement and each Loan hereunder is a "settlement payment" or a "margin payment," as such terms are used in Sections 362(b)(6) and 546(e) of the Bankruptcy Code, and (c) the rights given to Borrower and Lender hereunder upon a Default by the other constitute the right to cause the liquidation of a securities contract and the right to set off mutual debts and claims in connection with a securities contract, as such terms are used in Sections 555 and 362(b)(6) of the Bankruptcy Code. Each party hereto further agrees and acknowledges that if a party hereto is an "insured depository institution," as such term is defined in the Federal Deposit Insurance Act, as amended ("FOIA"), then each Loan hereunder is a "securities contract " and "qualified financial contract," as such terms are defined in the FOIA and any rules, orders or policy statements thereunder.

         10.2 Borrower agrees to be liable as principal with respect to its obligations hereunder.

         10.3 Lender agrees either (a) to be liable as principal with respect to its obligations hereunder or (b) to execute and comply fully with the provisions of Annex I (the terms and conditions of which Annex are incorporated herein and made a part hereof.

         10.4 Promptly upon (and in any event within seven (7) Business Days after) demand by Lender, Borrower shall furnish Lender with Borrower's most recent publicly-available financial statements and any other financial statements mutually agreed upon by Borrower and Lender. Unless otherwise agreed, if Borrower is subject to the requirements of Rule 17a-5(c) under the Exchange Act, it may satisfy the requirements of this Section by furnishing Lender with its most recent statement required to be furnished to customers pursuant to such Rule.

         10.5 Except to the extent required by applicable law or regulation or as otherwise agreed, Borrower and Lender agree that Loans hereunder shall in no event be "exchange contracts" for purposes of the rules of any securities exchange and that Loans hereunder shall not be governed by the buy-in or similar rules of any such exchange, registered national securities or other self-regulatory organization.

11. Events. All Loans hereunder may, at the option of the non-defaulting party exercised by notice to the defaulting party (which option shall be deemed to have been exercised. even if no notice is given, immediately upon the occurrence of an event specified in subsection (e) below), be terminated immediately upon the occurrence of any one or more of the following events (individually, a "Default"):

         (a) if any Loaned Securities shall not be transferred to Lender upon termination of the Loan as required by Section 5;

         (b) if any Collateral shall not be transferred to Borrower upon termination of the Loan as required by Sections 3.3 and 5;

         (c) if either party shall fail to transfer Collateral as required by Section 8;

         (d) if either party (i) shall fail to transfer to the other party amounts in respect of distributions required to be transferred by Section 7, (ii) shall have received notice of such failure from the non-defaulting party, and (iii) shall not have cured such default by the Cutoff Time on the next day after such notice on which a transfer of cash may be effected in accordance with Section 16;

         (e) if (i) either party shall commence as debtor any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law, or seek the appointment of a receiver, conservator, trustee, custodian or similar official for such party or any substantial part of its property, (ii) any such case or proceeding shall be commenced against either party, or another shall seek such an appointment, or any application shall be filed against either party for a protective decree under the provisions of the Securities Investor Protection Act of 1970, which (A) is consented to or not timely contested by such party, (B) results in the entry of an order for relief, such an appointment, the issuance of such a protective decree or the en" of an order having a similar effect, or (C) is not dismissed within 15 days, (iii) either party shall make a general assignment for the benefit of creditors, or (iv) either party shall admit in writing its inability to pay its debts as they become due;

         (f) if either party shall have been suspended or expelled from membership or participation in any national securities exchange or registered national securities association of which it is a member or other self-regulatory organization to whose rules it is subject or if it is suspended from dealing in securities by any federal or state government agency thereof.

         (g) if either party shall have its license, charter, or other authorization necessary to conduct a material portion of its business withdrawn, suspended or revoked by any applicable federal or state government or agency thereof',

         (h) if any representation made by either party in respect of this Agreement or any Loan or Loans hereunder shall be incorrect or untrue in any material respect during the term of any Loan hereunder;

         (i) if either party notifies the other, orally or in writing, of its inability to or its intention not to perform its obligations hereunder or otherwise disaffirms, rejects or repudiates any of its obligations hereunder; or

         (j) if either party (i) shall fail to perform any material obligation under this Agreement not specifically set forth in clauses (a) through (i) above, including but not limited to the payment of fees as required by Section 4, and the payment of transfer taxes as required by Section 14, (ii) shall have received notice of such failure from the nondefaulting party and (iii) shall not have cured such failure by the Cutoff Time on the next day after such notice on which a transfer of cash may be effected under Section 16.

12. Lender's Remedies. Upon the occurrence of a Default under Section 11 entitling Lender to terminate all Loans hereunder, Lender shall have the right (without further notice to Borrower), in addition to any other remedies provided herein or under applicable law, (a) to purchase a like amount of Loaned Securities ("Replacement Securities") in the principal market for such securities in a commercially reasonable manner, (b) to sell any Collateral in the principal market for such Collateral in a commercially reasonable manner and
(c) to apply and set off the Collateral and any proceeds thereof (including any amounts drawn under a letter of credit supporting any Loan) against the payment of the purchase price for such Replacement Securities and any amounts due to Lender under Sections 4, 7, 14 and 17. In the event Lender shall exercise such rights. Borrower's obligation to return a like amount of the Loaned Securities shall terminate. Lender may similarly apply the Collateral and any proceeds thereof to any other obligation of Borrower under this Agreement, including Borrower's obligations with respect to distributions paid to Borrower (and not forwarded to Lender) in respect of Loaned Securities. In the event that (i) the purchase price of Replacement Securities (plus all other amounts, if any, due to Lender hereunder) exceeds (ii) the amount of the Collateral, Borrower shall be liable to Lender for the amount of such excess together with interest thereon at a rate equal to (A) in the case of purchases of Foreign Securities, LIBOR, (B) in the case of purchases of any other securities (or other amounts, if any, due to Lender hereunder), the Federal Funds Rate or (c) such other rate as may be specified in Schedule B, in each case as such rate fluctuates from day to day, from the date of such purchase until the date of payment of such excess. As security for Borrower's obligation to pay such excess, Lender shall have, and Borrower hereby grants, a security interest in any property of Borrower then held by or for Lender and a right of set off with respect to such property and any other amount payable by Lender to Borrower. The purchase price of Replacement Securities purchased under this Section 12 shall include, and the proceeds of any sale of Collateral shall be determined after deduction of, broker's fees and commissions and all other reasonable costs, fees and expenses related to such purchase or sale (as the case may be). In the event Lender exercises its rights under this Section 12. Lender may elect in its sole discretion, in lieu of purchasing all or a portion of the Replacement Securities or selling all or a portion of the Collateral, to be deemed to have made, respectively, such purchase of Replacement Securities or sale of Collateral for an amount equal to the price therefor on the date of such exercise obtained from a generally recognized source or the most recent closing bid quotation from such a source. Subject to Section 19, upon the satisfaction of all obligations hereunder, any remaining Collateral shall be returned to Borrower.


13. Borrower's Remedies. Upon the occurrence of a Default under Section 11 entitling Borrower to terminate all Loans hereunder, Borrower shall have the right (without further notice to Lender), in addition to any other remedies provided herein or under applicable law, (a) to purchase a like amount of Collateral ("Replacement Collateral") in the principal market far such Collateral in a commercially reasonable manner, (b) to sell a like amount of the Loaned Securities in the principal market for such securities in a commercially reasonable manner and (c) to apply and set off the Loaned Securities and any proceeds thereof against (i) the payment of the purchase price for such Replacement Collateral (ii) Lender's obligation to return any cash or other Collateral and (iii) any amounts due to Borrower under Sections 4, 7 and 17. In such event, Borrower may treat the Loaned Securities as its own and Lender's obligation to return a like amount of the Collateral shall terminate; provided, however, that Lender shall immediately return any letters of credit supporting any Loan upon the exercise or deemed exercise by Borrower of its termination rights under Section 1 1. Borrower may similarly apply the Loaned Securities and any proceeds thereof to any other obligation of Lender under this Agreement, including Lender's obligations with respect to distributions paid to Lender (and not forwarded to Borrower) in respect of Collateral. In the event that (i) the sales price received from such Loaned Securities is less than (ii) the purchase price of Replacement Collateral (plus the amount of any cash or other Collateral not replaced by Borrower and all other amounts, if any, due to Borrower hereunder), Lender shall be liable to Borrower for the amount of any such deficiency, together with interest on such amounts at a rate equal to (A) in the case of Collateral consisting of Foreign Securities, LIBOR, (B) in the case of Collateral consisting of any other securities (or other amounts due, if any, to Borrower hereunder), the Federal Funds Rate or (C) such other rate as may be specified in Schedule B, in each case as such rate fluctuates from day to day, from the date of such sale until the date at payment at such deficiency. As security for Lender's obligation to pay such deficiency, Borrower shall have, and Lender hereby grants, a security interest in any property of Lender then held by or for Borrower and a right of setoff with respect to such property and any other amount payable by Borrower to Lender. The purchase price of any Replacement Collateral purchased under this Section 13 shall include, and the proceeds of any sale of Loaned Securities shall be determined after deduction of broker's fees and commissions and all other reasonable costs, fees and expenses related to such purchase or sale (as the case may be). In the event Borrower exercises its rights under this Section 13, Borrower may elect in its sole discretion, in lieu of purchasing all or a portion of the Replacement Collateral or selling all or a portion at the Loaned Securities, to be deemed to have made, respectively, such purchase of Replacement Collateral or sale of Loaned Securities for an amount equal to the price therefor on the date of such exercise obtained from a generally recognized source or the most recent closing bid quotation from such a source. Subject to Section 19, upon the satisfaction of all Lender's obligations hereunder. any remaining Loaned Securities (or remaining cash proceeds thereof shall be returned to Lender. Without limiting the foregoing, the parties hereto agree that they intend the Loans hereunder to be loans of securities. If, however, any Loan is deemed to be a loan of money by Borrower to Lender, then Borrower shall have, and Lender shall be deemed to have granted, a security interest in the Loaned Securities and the proceeds thereof.

14. Transfer Taxes. All transfer taxes with respect to the transfer of the Loaned Securities by Lender to Borrower and by Borrower to Lender upon termination of the Loan shall be paid by Borrower.

15.      Market Value.

         15.1 Unless otherwise agreed, if the principal market for the securities to be valued is a national securities exchange in the United States, their market value shall be determined by their last sale price on such exchange on the preceding Business Day or, if there was no sale on that day, by the last sale price an the next preceding Business Day on which there was a sale on such exchange, all as quoted on the Consolidated Tape or, if not quoted on, the Consolidated Tape, then as quoted by such exchange.

         15.2 Except as provided in Section 15.3 or 15.4 or as otherwise agreed, if the principal market for the securities to be valued is the over-the-counter market, their market value shall be determined as follows. If the securities are quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), their market value shall be the closing sale price on NASDAQ on the preceding Business Day or, if the securities are issues for which last sale prices are not quoted on NASDAQ, the closing bid price on such day. It the securities to be valued are not quoted on NASDAQ, their market value shall be the highest bid quotation as quoted in any of The Wall Street Journal, the National Quotation Bureau pink sheets, the Salomon Brothers quotation sheets, quotations sheets of registered market makers and, if necessary, dealers' telephone quotations on the preceding Business Day. In each case, if the relevant quotation did not exist on such day, then the relevant quotation an the next preceding Business Day in which there was such a quotation shall be the market value.

         15.3 Unless otherwise agreed, if the securities to be valued are Government Securities, their market value shall be the average of the bid and ask prices as quoted on Prophesy at 3:30 P.M. New York time on the Business Day preceding the date on which such determination is made. If the securities are not so quoted on such day, their market value shall be determined as of the next preceding Business Day on which they were so quoted. If the securities to be valued are Government Securities that are not quoted on Prophesy, their market value shall be determined as of the close of business on the preceding Business Day in accordance with market practice for such securities.

         15.4 Unless otherwise agreed, it the securities to be valued are Foreign Securities, their market value shall be determined as of the close of business an the preceding Business Day in accordance with market practice in the principal market for such securities.

         15.5 Unless otherwise agreed, the market value of a letter of credit shall be the undrawn amount thereof.

         15.6 All determinations of market value under Sections 15.1, 15.2, 15.3 and 15.4 shall include, where applicable, accrued interest to the extent not already included therein (other than any interest transferred to the other party pursuant to Section 7), unless market practice with respect to the valuation of such securities in connection with securities loans is to the contrary. All determinations of market value that are required to be made at the close of trading on any Business Day pursuant to Section 8 or otherwise hereunder shall be made as if being determined at the commencement of trading on the next Business Day. The determinations of market value provided for in this Section 15 shall apply for all purposes under this Agreement, except for purposes of Sections 12 and 13.

16.      Transfers.

         16.1 All transfers of securities hereunder shall be by (a) physical delivery of certificates representing such securities together with duly executed stock and bond transfer powers, as the case may be, with signatures guaranteed by a bank or a member firm of the New York Stock Exchange, Inc., (b) transfer an the books of a Clearing Organization, or (c) such other means as Borrower and Lender may agree. In every transfer of securities hereunder, the transferor shall take all steps necessary (i) to effect a "transfer" under
Section 8-313 of the New York Uniform Commercial Code or, where applicable, under any U.S. federal regulation governing transfers of securities and (ii) to provide the transferee with comparable rights under any applicable foreign law or regulation.

         16.2 All transfers of cash Collateral hereunder shall be by (a) wire transfer in immediately available, freely transferable funds or (b) such other means as Borrower and Lender may agree. All other transfers of cash hereunder shall be made in accordance with the preceding sentence or by delivery of a certified or official bank check representing next day New York Clearing House Funds.

         16.3 All transfers of a letter of credit from Borrower to Lender shall be made by physical delivery to Lender of an irrevocable letter of credit issued by a "bank" as defined in Section 3(a)(6)(A)-(C) of the Exchange Act. Transfer of a letter of credit from Lender to Borrower shall be made by causing such letter of credit to be returned or by causing the amount of such letter of credit to be reduced to the amount required after such transfer.

         16.4 A transfer of securities, cash or letters of credit may be effected under this Section 16 on any day except (a) a day on which the transferee is closed for business at its address set forth in Schedule A hereto or (b) a day on which a Clearing Organization or wire transfer system is closed, it the facilities of such Clearing Organization or wire transfer system are required to effect such transfer.

17.      Contractual Currency.

         17.1 Borrower and Lender agree that: (a) any payment in respect of a distribution under Section 7 shall be made in the currency in which the underlying distribution of cash was made; (b) any return of cash shall be made in the currency in which the underlying transfer of cash was made and (c) any other payment of cash in connection with a Loan under this Agreement shall be in the currency agreed upon by Borrower and Lender in connection with such Loan (the currency established under clause (a), (b) or (c) hereinafter referred to as the "Contractual Currency"). Notwithstanding the foregoing, the payee of any such payment may, at its option, accept tender thereof in any other currency: provided, however, that, to the extent permitted by applicable law.

the obligation of the payor to make such payment will be discharged only to the extent of the amount of Contractual Currency that such payee may, consistent with normal banking procedures, purchase with such other currency (after deduction of any premium and costs of exchange) on the banking day next succeeding its receipt of such currency.

         17.2 If for any reason the amount in the Contractual Currency received under Section 17.1, including amounts received after conversion of any recovery under any judgment or order expressed in a currency other than the Contractual Currency, falls short of the amount in the Contractual Currency due in respect of this Agreement, the party required to make the payment will (unless a Default has occurred and such party is the non-defaulting party) as a separate and independent obligation and to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall.

         17.3 If for any reason the amount in the Contractual Currency received under Section 17.1 exceeds the amount in the Contractual Currency due in respect of this Agreement, then the party receiving the payment will (unless a Default has occurred and such party is the non-defaulting party) refund promptly the amount of such excess.

18. ERISA. Lender shall, if any of the securities transferred to the Borrower hereunder for any Loan have been or shall be obtained, directly or indirectly, from or using the assets of any Plan, so notify Borrower in writing upon the execution of the Agreement or upon initiation of such Loan under Section 1.1. If Lender so notifies Borrower, then Borrower and Lender shall conduct the Loan in accordance with the terms and conditions of Department of Labor Prohibited Transaction Exemption 81-6 (46 Fed. Reg. 7527, Jan. 23, 1981; as amended, 52 Fed. Reg. 18754, May 19, 1987), or any successor thereto (unless Borrower and Lender have agreed prior to entering into a Loan that such Loan will be conducted in reliance on another exemption, or without relying on any exemption, from the prohibited transaction provisions of Section 406 of the Employee Retirement Income Security Act of 1974, as amended, and Section 4975 of the Internal Revenue Code of 1986, as amended). Without limiting the foregoing and notwithstanding any other provision of this Agreement. if the Loan will be conducted in accordance with Prohibited Transaction Exemption 81-6, then:

         (a)      Borrower represents and warrants to Lender that it is either
                  (i) a bank subject to federal or state supervision, (ii) a broker-dealer registered under the Exchange Act or (iii) exempt from registration under Section 15(a)(1) of the Exchange Act as a dealer in Government Securities.

         (b) Borrower represents and warrants that, during the term of any Loan hereunder, neither Borrower nor any affiliate of Borrower has any discretionary authority or control with respect to the investment of the assets of the Plan involved in the Loan or renders investment advice (within the meaning of 29 C.F.R.
                  Section 2510.321(c)) with respect to the assets of the Plan involved in the Loan. Lender agrees that, prior to or at the commencement of any Loan hereunder, it will communicate to Borrower information regarding the Plan sufficient to identify to Borrower any person or persons that have discretionary authority or control with respect to the investment of the assets of the Plan involved in the Loan or that render investment advice (as defined in the preceding sentence) with respect to the assets of the Plan involved in the Loan. In the event Lender fails to communicate and keep current during the term of any Loan such information, Lender rather than Borrower shall be deemed to have made the representation and warranty in the first sentence of this clause (b).

         (c)      Borrower and Lender agree that:

                  (i) the term "Collateral" shall mean cash, securities issued or guaranteed by the United States government or its agencies or instrumentalities, or irrevocable bank letters of credit issued by a person other than Borrower or an affiliate thereof;

                  (ii) prior to the making of any Loans hereunder, Borrower shall provide Lender with (A) the most recent available audited statement of Borrower's financial condition and (B) the most recent available unaudited statement of Borrower's financial condition (if more recent than the most recent audited statement), and each Loan made hereunder shall be deemed a representation by Borrower that there has been no material adverse change in Borrower's financial condition subsequent to the date of the latest financial statements or information furnished in accordance herewith;

                  (iii) the Loan may be terminated by Lender at any time, whereupon Borrower shall deliver the Loaned Securities to Lender within the lesser of (A) the customary delivery period for such securities; (B) five Business Days and (c) the time negotiated for such delivery between Borrower and Lender; provided, however, that Borrower and Lender may agree to a longer period only if permitted by Prohibited Transaction Exemption 81-6; and

                  (iv) the Collateral transferred shall be security only for obligations of Borrower to the Plan with respect to Loans, and shall not be security for any obligation of Borrower to any agent or affiliate of the Plan.

19. Single Agreement. Borrower and Lender acknowledge that, and have entered into this Agreement in reliance on the fact that, all Loans hereunder constitute a single business and contractual relationship and have been entered into in consideration of each other. Accordingly, Borrower and Lender hereby agree that payments, deliveries and other transfers made by either of them in respect of any Loan shall be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other Loan hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted. In addition, Borrower and Lender acknowledge that, and have entered into this Agreement in reliance an the fact that, all Loans hereunder have been entered into in consideration of each other. Accordingly, Borrower and Lender hereby agree that (a) each shall perform all of its obligations in respect of each Loan hereunder, and that a default in the performance of any such obligation by Borrower or by Lender (the "Defaulting Party") in any Loan hereunder shall constitute a default by the Defaulting Party under all such Loans hereunder, and (b) the nondefaulting party shall be entitled to set off claims and apply property held by it in respect of any Loan hereunder against obligations owing to A in respect of any other Loan with the Defaulting Party.

20. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

21. Waiver. The failure of a party to this Agreement to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. All waivers in respect of a Default must be in writing.

22. Remedies. All remedies hereunder and all obligations with respect to any Loan shall survive the termination of the relevant Loan, return of Loaned Securities or Collateral and termination of this Agreement.

23. Notices and Other Communications. Unless another address is specified in writing by the respective party to whom any notice or other communication is to be given hereunder, all such notices or communications shall be in writing or confirmed in writing and delivered at the respective addresses set forth in Schedule A attached hereto. All notices shall be effective upon actual receipt, provided, however, that if any notice shall be received by a party on a day on which such party is not open for business at its office located at the address set forth in Schedule A. Such notice shall be deemed to have been received by such party at the opening of business an the next day on which such party is open for business at such address.

24.      SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

         24.1 EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK CITY, AND ANY APPELLATE COURT FROM ANY SUCH COURT, SOLELY FOR THE PURPOSE OF ANY SUIT, ACTION OR PROCEEDING BROUGHT TO ENFORCE ITS OBLIGATIONS HEREUNDER OR RELATING IN ANY WAY TO THIS AGREEMENT OR ANY LOAN HEREUNDER AND (B) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH

COURT AND ANY RIGHT OF JURISDICTION ON ACCOUNT OF ITS PLACE OF RESIDENCE OR DOMICILE.

         24.2 EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY RIGHT THAT IT MAY HAVE TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

25. Miscellaneous. This Agreement supersedes any other agreement between the parties hereto concerning loans of securities between Borrower and Lender. This Agreement shall not be assigned by either party without the prior written consent of the other party and any attempted assignment without such consent shall be null and void. Subject to the foregoing, this Agreement shall be binding upon and shall ensure to the benefit of Borrower and Lender and their respective heirs, representatives, successors and assigns. This Agreement may be terminated by either party upon written notice to the other, subject only to fulfillment of any obligations then outstanding. This Agreement shall not be modified, except by an instrument in writing signed by the party against whom enforcement is sought. The parties hereto acknowledge and agree that, in connection with this Agreement and each Loan hereunder, time is of the essence. Each provision and agreement herein shall be treated as separate and independent from any other provision herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

26.      Definitions.  For the purposes hereof:

         26.1 " Broker-Dealer" shall mean any person that is a broker (including a municipal securities broker), dealer, municipal securities dealer, government securities broker or government securities dealer as defined in the Exchange Act, regardless of whether the activities of such person are conducted; in the United States or otherwise require such person to register with the Securities and Exchange Commission or other regulatory body.

         26.2 "Business Day" shall mean, with respect to any Loan hereunder, a day on which regular trading occurs in the principal market for the Loaned Securities subject to such Loan, provided, however, that for purposes of Section 15, such term shall mean a day on which regular trading occurs in the principal market for the securities whose value is being determined. Notwithstanding the foregoing, (i) for purposes of Section 8,"Business Day" shall mean any day on which regular trading occurs in the principal market tar any Loaned Securities or for any securities Collateral under any outstanding Loan hereunder and "next Business Day" shall mean the next day on which a transfer of Collateral may be effected in accordance with Section 16; and (ii) in no event shall a Saturday or Sunday be considered a Business Day.

         26.3 "Clearing Organization" shall mean The Depository Trust Company, or, if agreed to by Borrower and Lender, such other clearing agency at which Borrower (or Borrower's agent) and Lender (or Lender's agent) maintain accounts, or a book-entry system maintained by a Federal Reserve Bank.

         26.4 "Collateral" shall mean, whether now owned or hereafter acquired and to the extent permitted by applicable law, (a) any property which Borrower and Lender agree shall be acceptable collateral prior to the Loan and which is transferred to Lender pursuant to Section 3 or 8 (including as collateral, for definitional purposes, any letters of credit mutually acceptable to Lender and Borrower), (b) any property substituted therefor pursuant to Section 3.5, (c) all accounts in which such property is deposited and all securities and the like in which any cash collateral is invested or reinvested, and (d) any proceeds of any of the foregoing. For purposes of return of Collateral by Lender or purchase or sale of securities pursuant to Section 12 or 13, such term shall include securities of the same issuer, class and quantity as the Collateral initially transferred by Borrower to Lender.

         26.5 "Customer" shall mean any person that is a customer of Borrower under Rule 15c3-3 under the Exchange Act or any comparable regulation of the Secretary of the Treasury under Section 15C of the Exchange Act (to the extent that Borrower is subject to such Rule or comparable regulation).

         26.6 "Cutoff Time" shall mean a time on a Business Day by which a transfer of cash, securities or other property must be made by Borrower or Lender to the other, as shall be agreed by Borrower and Lender in Schedule B or otherwise orally or in writing or, in the absence of any such agreement, as shall be determined in accordance with market practice.

         26.7 "Default" shall have the meaning assigned in Section 11.

         26.8 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         26.9 "Federal Funds Rate" shall mean the rate of interest (expressed as an annual rate), as published in Federal Reserve Statistical Release H.15(519) or any publication substituted therefor, charged for federal funds (dollars in immediately available funds borrowed by banks an overnight unsecured basis) on that day or, if that day is not a banking day in New York City, on the next preceding banking day.

         26.10 "Foreign Securities" shall mean, unless otherwise agreed, securities that are principally cleared and settled outside the United States.

         26.11 "Government Securities" shall mean government securities as defined in Section 3(a)(42)(A)-(C) of the Exchange Act.

         26.12 "LIBOR" shall mean for any date, the offered rate for deposits in U.S. dollars for a period of three months which appears an the Reuters Screen LIBO page as of 11:00 A.M., London time, an such date (or, if at least two such rates appear, the arithmetic mean of such rates).

         26.13 "Loan" shall mean a loan of securities hereunder.

         26.14 "Loaned Security" shall mean any security which is a security as defined in the Exchange Act, transferred in a Loan hereunder until such security (or an identical security) is transferred back to Lender hereunder, except that, if any new or different security shall be exchanged for any Loaned Security by recapitalization, merger, consolidation or other corporate action, such new or different security shall, effective upon such exchange, be deemed to become a Loaned Security in substitution for the former Loaned Security for which such exchange is made. For purposes of return of Loaned Securities by Borrower or purchase or sale of securities pursuant to Section 12 or 13, such term shall include securities of the same issuer, class and quantity as the Loaned Securities, as adjusted pursuant to the preceding sentence.

         26.15 "Plan" shall mean (a) any "employee benefit plan" as defined in
Section 3(3) of the Employee Retirement Income Security Act of 1974 which is subject to Pan 4 of Subtitle B of Title 1 of such Act: (b) any "plan" as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986; or (c) any entity the assets of which are deemed to be assets of any such "employee benefit plan" or "plan" by reason of the Department of Labor's plan asset regulation. 29 C.F.R. Section 2510.3101.

Bank One Trust Company, NA

By:_______________________________

Title:____________________________

Date:_____________________________



By:_______________________________


Title:____________________________

Date:_____________________________

                                     ANNEX 1

Lender Acting as Agent

         This Annex sets forth the terms and conditions governing all transactions in which a party lending securities ("Agent") in a Loan is acting as agent for one or more third parties (each a "Principal"). Unless otherwise defined, capitalized terms used in this Annex shall have the meanings assigned in the Securities Loan Agreement of which it forms a part (such agreement, together with this Annex and any other schedules or exhibits, referred to as the "Agreement") and, unless otherwise specified, all section references herein are intended to refer to sections of such Securities Loan Agreement.

         1. Additional Representations and Warranties. In addition to the representations and warranties set forth in Section 9 of the Agreement, Agent hereby makes the following representations and warranties, which shall continue during the term of any Loan; Principal has duly authorized Agent to execute and deliver the Agreement an its behalf. has the power to so authorize Agent and to enter into the Loans contemplated by the Agreement and to perform the obligations of Lender under such Loans, and has taken all necessary action to authorize such execution and delivery by Agent and such performance by it.

         2. Identification. Agent agrees (a) to provide Borrower prior to any Loan under the Agreement with a written list of Principals for which it intends to act as Agent (which list may be amended in writing from time to time with the consent of Borrower), and (b) to provide Borrower, before the close of business on the next Business Day after orally agreeing to enter into a Loan, with notice of the specific Principal or Principals for whom it is acting in connection with such Loan. If (i) Agent fails to identify such Principal or Principals prior to the close of business an such next Business Day or (ii) Borrower shall determine in its sole discretion that any Principal or Principals identified by Agent are not acceptable to R. Borrower may reject and rescind any Loan with such Principal or Principals, return to Agent any Loaned Securities previously transferred to Borrower and refuse any further performance under such Loan, and Agent shall immediately return to Borrower any Collateral previously transferred to Agent in connection with such Loan; provided, however, that (A) Borrower shall promptly (and in any event within one Business Day) notify Agent of its determination to reject and rescind such Loan and (B) to the extent that any performance was rendered by any party under any Loan rejected by Borrower, such party shall remain entitled to any fees or other amounts that would have been payable to it with respect to such performance if such Loan had not been rejected. Borrower acknowledges that Agent shall not have any obligation to provide R with confidential information regarding the financial status of its Principals; Agent agrees, however, that it will assist Borrower in obtaining from Agent's Principals such information regarding the financial status of such Principals as Borrower may reasonably request.

         3. Limitation of Agent's Liability. The parties expressly acknowledge that if the representations and warranties of Agent under the Agreement, including this Annex, are true and correct in all material respects during the term of any Loan and Agent otherwise complies with the provisions of this Annex, then (a) Agent's obligations under the Agreement shall not include a guarantee of performance by As Principal or Principals and (b) Borrowers remedies shall not include a right of set off against obligations, if any, of Agent arising in other transactions in which Agent is acting as principal.

         4.  Multiple Principals.

         (a) In the event that Agent proposes to act for more than one Principal hereunder, Borrower and Agent shall elect whether (i) to treat Loans under this Agreement as transactions entered into on behalf of separate Principals or (ii) to aggregate such Loans as if they were transactions by a single Principal. Failure to make such an election in writing shall be deemed an election to treat Loans under this Agreement as transactions on behalf of separate Principals.

         (b) In the event that Borrower and Agent elect (or are deemed to elect) to treat Loans under the Agreement as transactions on behalf of separate Principals. the parties agree that (i) Agent will provide Borrower, together with the notice described in Section 2(b) of this Annex, notice specifying the portion of each Loan allocable to the account of each of the Principals for which it is acting (to the extent that any such Loan is allocable to the account of more than one Principal); (ii) the portion of any individual Loan allocable to each Principal shall be deemed a separate Loan under the Agreement; (iii) the mark to market obligations of Borrower and Lender under Section 8 of the Agreement shall be determined on a Loan-by-Loan basis (unless the parties agree to determine such obligations on a Principal-by-Principal basis); and (iv) Borrower's and Lender's remedies under the Agreement upon the occurrence of a Default shall be determined as if Agent had entered into a separate Agreement with Borrower on behalf of each of its Principals.

         (c) In the event that Borrower and Agent elect to treat Loans under this Agreement as if they were transactions by a single Principal, the parties agree that (i) Agent's notice under Section 2(b) of this Annex need only identify the names of its Principals but not the portion of each Loan allocable to each Principal's account; (ii) the mark to market obligations of Borrower and Lender under Section a shall, subject to any greater requirement imposed by applicable law, be determined on an aggregate basis for all Loans entered into by Agent on behalf of any Principal; and (iii) Borrower's and Lender's remedies upon the occurrence of a Default shall be determined as if all Principals were a single Lender.

         (d) Notwithstanding any other provision of the Agreement (including without limitation this Annex), the parties agree that any transactions by Agent on behalf of a Plan shall be treated as transactions on behalf of separate Principals in accordance with Section 4(b) of this Annex (and all mark to market obligations of the parties shall be determined on a Loan-by-Loan basis).

         5. Interpretation of Terms. All references to "Lender" in the Agreement shall, subject to the provisions of this Annex (including among other provisions the limitations on Agent's liability in Section 3 of this Annex), be construed to reflect that (i) each Principal shall have, in connection with any Loan or Loans entered into by Agent on its behalf, the rights, responsibilities, privileges and obligations of a "Lender" directly entering into such Loan or Loans with Borrower under the Agreement, and (ii) Agent's Principal or Principals have designated Agent as their sole Agent for performance of Lender's obligations to Borrower and for receipt of performance by Borrower of its obligations to Lender in connection with any Loan or Loans under the Agreement (including, among other things, as agent for each Principal in connection with transfers of securities, cash or other property and as agent for giving and receiving all notices under the Agreement). Both Agent and its Principal or Principals shall be deemed parties" to the Agreement and all references to a "party" or "either party" in the Agreement shall be deemed revised accordingly (and any Default by Agent under paragraph (e) or any other applicable provision of Section 11 shall be deemed a Default by Lender).

Bank One Trust Company, NA

By:_______________________________

Title:____________________________

Date:_____________________________


By:_______________________________

Title:____________________________

Date:_____________________________

                                   Schedule A

                     NAMES AND ADDRESSES FOR COMMUNICATIONS

                               AMENDMENT TO MASTER
                            SECURITIES LOAN AGREEMENT


         This Amendment to the Master Securities Loan Agreement (the "Agreement") is entered into by and between Bank One Trust Company, NA in its capacity as agent for its customers' securities lending accounts (the "Lender") and _________________________who hereby agree to amend the agreement as follows:

1. Section 3.1 of the Agreement is hereby amended by deleting the reference to "100%" and replacing it with " 102%."

2.    Section 3.6 is hereby deleted in its entirety and the following new section 3.6 is substituted in its place:

      3.6 Except as otherwise provided in an agreement entered into by Borrower and Lender pursuant to Section 1. 1 or Section 3.5(b), Lender acknowledges that, in connection with Loans of Government Securities and as otherwise permitted by applicable law, some securities provided by Borrower as Collateral under this Agreement may not be guaranteed by the United States.

3.    Section 5 is hereby deleted in its entirety and the following new
Section 5 is substituted in its place:

      5. Termination of the Loan. Unless otherwise agreed, (a) Borrower may terminate a loan on any Business Day by giving notice to Lender prior to 10:00 a.m. in the case of government securities and prior to 11:30 a.m. in the case of all other securities on such Business Day and transferring the Loaned Securities to Lender before the Cutoff Time on such Business Day, and (b) Lender may terminate a loan on a termination date established by a notice given by Lender to Borrower prior to the close of business on a Business Day. The termination date established by a termination notice given by Lender to Borrower shall be a date no earlier than the standard settlement date for trades of the Loaned Securities entered into on the date of such notice, which date shall, unless Borrower and Lender agree to the contrary, be (i) in the case of government securities, the next Business Day following such notice, and (ii) in the case of all other securities, the next Business Day following such notice if the loan is terminated prior to June 1, 1995 and the third Business Day if the loan is terminated on or after June 1, 1995. Unless otherwise agreed, Borrower shall, on or before the Cutoff Time on the termination date of a Loan, transfer the Loaned Securities to Lender, provided, however, that upon such transfer by Borrower, Lender shall transfer the Collateral (as adjusted pursuant to Section 8) to Borrower in accordance with Section 3.3.

4. Section 8. 1 is hereby amended by deleting the reference to "100%" in the last line and replacing it with 102%."

5. Section 24.1 is hereby amended by deleting the reference to "New York" and replacing it with "Ohio" and by deleting the reference to "New York City" and replacing it with "Columbus, Ohio."

6. The second sentence of Section 25 is hereby deleted it is entirety and the following new sentence is substituted in its place:

      This Agreement shall not be assigned by either party without the prior written consent of the other party and any attempted assignment without such consent shall be null and void except that Lender may assign this Agreement to another affiliate of BANC ONE CORPORATION without the consent of the Borrower.

7.    Section 26.6 is hereby deleted in entirety and the following new Section
26.6 is substituted in its place:

      "Cutoff Time" shall mean a time on a Business Day by which transfer of cash, securities or other property must be made by Borrower or Lender to the other, which for loans of government securities, shall mean the official Fed wire dealer close on the termination date and which for loans of all other securities, shall mean the close of the appropriate depository on the termination date or such other times as shall be agreed upon by Borrower and Lender orally or in writing.

8. The Agreement as amended by this Amendment constitutes the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior discussions, understandings, agreements and negotiations between the parties hereto with respect to such transactions. The headings in this Amendment are for convenience only and shall not be used in construing this Amendment.

IN WITNESS WHEREOF, this Amendment to the Agreement is executed by Bank One Trust Company, NA in its capacity as agent for its Customers' Securities Lending Accounts and ___________________________________.


BANK ONE TRUST COMPANY, N.A.
----------------------------                      ------------------------------

BY:                                               BY:
   -------------------------                         ---------------------------

                          SECURITIES LENDING AGREEMENT

                                    EXHIBIT C

Approved Borrowers

      BT Securities Corporation

      Barclays de Zoete Wedd Securities, Inc.

      Bear Steams & Co., Inc./Bear Steams Securities Corporation

      CS First Boston Corporation

      Chase Securities, Inc.

      Dean Witter Reynolds, Inc.

      Deutsche Bank Securities

      Donaldson, Lufkin & Jenrette Securities Corp.

      First Chicago Capital Markets Inc.

      Fuji Securities Inc.

      Goldman, Sachs & Co.

      Greenwich Capital Markets, Inc.

      HSBC Securities, Inc.

      Lehman Brothers Inc./Lehman Government Securities Inc.

      Merrill Lynch, Pierce, Fenner & Smith, Inc./Merrill Lynch Government Securities Inc.

      J. P. Morgan Securities Inc.

      Morgan Stanley & Co./MS Securities Services

      Nomura Securities International, Inc.

      PaineWebber, Inc.

      Paloma Securities, L. P.

      Prudential Securities, Inc.

      SBC Capital Markets, Inc.

      Salomon Brothers, Inc.

      Shelby Cullom Davis & Co.

      Smith Barney Shearson Inc.

      Societe Generale Securities Corporation

                          SECURITIES LENDING AGREEMENT
                                    EXHIBIT D

                              Asset Allocation Fund
                             Disciplined Value Fund
                                Equity Index Fund
                               Income Equity Fund
                            Large Company Growth Fund
                            Large Company Value Fund
                            Small Company Growth Fund

When securities are loaned pursuant to the Securities Lending Agreement dated August , 1995, between The One Group (the "Lender"), Banc One Investment Advisors Corporation (the "Adviser") and Bank One Trust Company, N.A. (the "Subcustodian"), the Lender instructs as follows:

1. Types of Collateral. The Adviser may instruct the Subcustodian to accept the types of collateral checked below when securities are loaned subject to the terms of the above described Securities Lending Agreement.

      [X]         Cash

      [X] Securities issued or guaranteed by the United States Government or its agencies

      [X]         A letter or letters of credit

2. Investment of Cash Collateral In making the investments of cash received as collateral discussed in the Securities Lending Agreement, including income received from such collateral, the Adviser is authorized and directed to use any of the types of investments (the "Permitted Investments") checked below:

      A. Short term obligations of corporations, including but not limited to commercial paper, promissory notes, master variable demand notes, and private placements, whose:

         [X] Commercial paper is rated in the highest category of at least two nationally recognized securities rating organizations at the time of purchase, or if the corporation has not received a rating from any nationally recognized securities organization, the security must meet such standards as may be necessary to be assigned a "highest category" rating as determined by the Adviser.

         [ ] Commercial paper is rated not less than the second highest category of all nationally recognized securities rating organizations at the time of purchase.

      B. Loan participation certificates of corporations whose:

         [ ] Commercial paper is rated in the highest category of at least two nationally recognized securities rating organizations at the time of purchase, or if the corporation has not received a rating from any nationally recognized securities organization, the security must meet such standards as may be necessary to be assigned a "highest category" rating as determined by the Adviser.

         [ ] Commercial paper is rated not less than the second highest category of all nationally rated securities ratio-organizations at the time of purchase.

      C. [X] Short term obligations of banks, including, but not limited to, certificates of deposit, bankers' acceptances, and time deposits, including without limitations any such instrument issued by the Subcustodian or one of its affiliates.

      D. [X] Short term obligations of the United States Government or its agencies.

      E. [X]      Repurchase agreements.

      F. [X] Money market mutual funds or other securities of any open-end or closed-end investment company or investment trust registered under the Investment Company Act of 1940, as amended.

      G. [ ] Collective short-term investment funds organized and operated by the Adviser or its affiliates for Employee Benefit Trusts only.

3. Maturity of Collateral Investments, The Adviser may instruct the Subcustodian to make Permitted Investments as authorized in Section 2 that may be of longer or shorter maturity than the term of any transaction to which they relate, it being understood that "short term" Permitted Investments shall include Permitted Investments with such maturities as are described in this section. The maturity of each Permitted Investment will be based upon Lender instructions, if any, the Adviser's estimate of the volume of securities that is likely to be loaned on a continuous basis, the rates available on alternate investments, interest rate trends, and overall market conditions. The average weighted maturity of Permitted Investments shall not exceed 90 days, and in no case shall the final maturity of a Permitted Investment exceed 12 months in the case of fixed rate investments and 36 months in the case of floating rate investments. The difference between the average weighted maturity of loan transactions and the average weighted maturity of Permitted Investments shall not exceed 90 days. For the purpose of calculating the average weighted maturity of loan transactions, maturity shall, in the case of "term" loans, mean the number of days remaining until the termination of the loan transaction, or in the case of "open" loans, one day. For the purpose of calculating the average weighted maturity of Permitted Investments, maturity shall mean: (1) one day in the case of money market mutual funds, master notes, and other instruments that may be liquidated without notice,
      (2) the number of days remaining to the next reset date in the case of floating rate securities, (3) the number of days remaining until the next put date in the case of securities subject to unconditional and irrevocable puts of the issue to the obligor, or (4) the actual number of days remaining until the maturity date for all other Permitted Investments.

4. When the Lender has authorized the Adviser to direct the Subcustodian to accept a letter of credit as collateral for securities loans, such standby letter of credit shall be clean, unconditional, and irrevocable. The Adviser shall accept letters from banks whose:

         [ ] Certificates of deposit or commercial paper is rated in the highest category of at least two nationally recognized securities rating organizations.

         [ ] Certificates of deposit or commercial paper is rated not less than the second highest category of all nationally recognized securities rating organizations.

                                        The One Group
                                        -------------
                                        ("Lender")

                                        By: /s/ MARK A. DILLON
                                            ------------------------------------

                                        Banc One Investment Advisors Corporation
                                        ----------------------------------------
                                        ("Adviser")

                                        By: /s/ MARK A. BEESON
                                            ------------------------------------

                                        Bank One Trust Company, N.A.
                                        ----------------------------------------
                                        ("Subcustodian")

                                        By: /s/ STEVEN E. CUTLER
                                            ------------------------------------

                          SECURITIES LENDING AGREEMENT

                                    EXHIBIT D

                              Government Bond Fund
                                Income Bond Fund
                             Intermediate Bond Fund
                             Limited Volatility Fund

When securities are loaned pursuant to the Securities Lending Agreement dated August __, 1995, between The One Group (the "Lender"), Banc One Investment Advisors Corporation (the "Adviser") and Bank One Trust Company, N.A. (the "Subcustodian"), the Lender instructs as follows:

1. Types of Collateral. The Adviser may instruct the Subcustodian to accept the types of collateral checked below when securities are loaned subject to the terms of the above described Securities Lending Agreement.

      [X]         Cash

      [X] Securities issued or guaranteed by the United States Government or its agencies

      [ ]         A letter or letters of credit

2. Investment of Cash Collateral. In making the investments of cash received as collateral discussed in the Securities Lending Agreement, including income received from such collateral, the Adviser is authorized and directed to use any of the types of investments (the "Permitted Investments") checked below:

      A. Short term obligations of corporations, including but not limited to commercial paper, promissory notes, master variable demand notes, and private placements, whose:

              [X] Commercial paper is rated in the highest category of at least two nationally recognized securities rating organizations at the time of purchase, or if the corporation has not received a rating from any nationally recognized securities organization, the security must meet such standards as may be necessary to be assigned a "highest category" rating as determined by the Adviser.

              [ ] Commercial paper is rated not less than the second highest category of all nationally recognized securities rating organizations at the time of purchase.

         B. Loan participation certificates of corporations whose:

              [ ] Commercial paper is rated in the highest category of at least two nationally recognized securities rating organizations at the time of purchase, or if the corporation has not received a rating from any nationally recognized securities organization, the security must meet such standards as may be necessary to be assigned a "highest category" rating as determined by the Adviser.

              [ ] Commercial paper is rated not less than the second highest category of all nationally rated securities rating organizations at the time of purchase.

         C.   [X]          Short term obligations of banks, including, but
                           not limited to, certificates of deposit, bankers' acceptances, and time deposits, including without limitations any such instrument issued by the Subcustodian or one of its affiliates.

         D.   [X]          Short term obligations of the United States
                           Government or its agencies.

         E.   [X]          Repurchase agreements.

         F.   [X]          Money market mutual funds or other securities of
                           any open-end or closed-end investment company or investment trust registered under the Investment
                           Company Act of 1940, as amended.

      G.      [ ] Collective short-term investment funds organized and
                  operated by the Adviser or its affiliates for Employee Benefit Trusts only.

3. Maturity of Collateral Investments, The Adviser may instruct the Subcustodian to make Permitted Investments as authorized in Section 2 that may be of longer or shorter maturity than the term of any transaction to which they relate, it being understood that "short term" Permitted Investments shall include Permitted Investments with such maturities as are described in this section. The maturity of each Permitted Investment will be based upon Lender instructions, if any, the Adviser's estimate of the volume of securities that is likely to be loaned on a continuous basis, the rates available on alternate investments, interest rate trends, and overall market conditions. The average weighted maturity of Permitted Investments shall not exceed 90 days, and in no case shall the final maturity of a Permitted Investment exceed 12 months in the case of fixed rate investments and 36 months in the case of floating rate investments. The difference between the average weighted maturity of loan transactions and the average weighted maturity of Permitted Investments shall not exceed 90 days. For the purpose of calculating the average weighted maturity of loan transactions, maturity shall, in the case of "term" loans, mean the number of days remaining until the termination of the loan transaction, or in the case of "open" loans, one day. For the purpose of calculating the average weighted maturity of Permitted Investments, maturity shall mean: (1) one day in the case of money market mutual funds, master notes, and other instruments that may be liquidated without notice,
      (2) the number of days remaining to the next reset date in the case of floating rate securities, (3) the number of days remaining until the next put date in the case of securities subject to unconditional and irrevocable puts of the issue to the obligor, or (4) the actual number of days remaining until the maturity date for all other Permitted Investments.

4. When the Lender has authorized the Adviser to direct the Subcustodian to accept a letter of credit as collateral for securities loans, such standby letter of credit shall be clean, unconditional, and irrevocable. The Adviser shall accept letters from banks whose:

              [ ] Certificates of deposit or commercial paper is rated in the highest category of at least two nationally recognized securities rating organizations.

              [ ] Certificates of deposit or commercial paper is rated not less than the second highest category of all nationally recognized securities rating organizations.


                                        The One Group
                                        -------------
                                        ("Lender")

                                        By: /s/ MARK A. DILLON
                                            ------------------------------------

                                        Banc One Investment Advisors Corporation
                                        ----------------------------------------
                                        ("Adviser")

                                        By: /s/ MARK A. BEESON
                                            ------------------------------------

                                        Bank One Trust Company, N.A.
                                        ----------------------------------------
                                        ("Subcustodian")

                                        By: /s/ STEVEN E. CUTLER
                                            ------------------------------------

                          SECURITIES LENDING AGREEMENT

                                    EXHIBIT D

                   U.S. Treasury Securities Money Market Fund

When securities are loaned pursuant to the Securities Lending Agreement dated August __, 1995, between The One Group (the "Lender"), Banc One Investment Advisors Corporation (the "Adviser") and Bank One Trust Company, N.A. (the "Subcustodian"), the Lender instructs as follows:

1. Types of Collateral. The Adviser may instruct the Subcustodian to accept the types of collateral checked below when securities are loaned subject to the terms of the above described Securities Lending Agreement.

      [X]         Cash

      [X]         Securities issued or guaranteed by the United States
                  Government

      [ ]         A letter or letters of credit

2. Investment of Cash Collateral. In making the investments of cash received as collateral discussed in the Securities Lending Agreement, including income received from such collateral, the Adviser is authorized and directed to use any of the types of investments (the "Permitted Investments") checked below:

      A. Short term obligations of corporations, including but not limited to commercial paper, promissory notes, master variable demand notes, and private placements, whose:

              [ ] Commercial paper is rated in the highest category of at least two nationally recognized securities rating organizations at the time of purchase, or if the corporation has not received a rating from any nationally recognized securities organization, the security must meet such standards as may be necessary to be assigned a "highest category" rating as determined by the Adviser.

              [ ] Commercial paper is rated not less than the second highest category of all nationally recognized securities rating organizations at the time of purchase.

      B. Loan participation certificates of corporations whose:

              [ ] Commercial paper is rated in the highest category of at least two nationally recognized securities rating organizations at the time of purchase, or if the corporation has not received a rating from any nationally recognized securities organization, the security must meet such standards as may be necessary to be assigned a "highest category" rating as determined by the Adviser.

              [ ] Commercial paper is rated not less than the second highest category of all nationally rated securities rating organizations at the time of purchase.

      C.      [ ] Short term obligations of banks, including, but not
                  limited to, certificates of deposit, bankers' acceptances, and time deposits, including without limitations any such instrument issued by the Subcustodian or one of its affiliates.

      D.      [X] Short term obligations of the United States Government.

      E.      [X] Repurchase agreements collateralized by securities issued or guaranteed by the United States Government.

      F.      [X] Money market mutual funds or other securities of any open-end or closed-end investment company or investment trust registered under the Investment Company Act of 1940, as amended, which invest solely in securities issued or guaranteed by the United States Government and repurchase agreements collateralized by such securities.

      G.      [ ] Collective short-term investment funds organized and
                  operated by the Adviser or its affiliates for Employee Benefit Trusts only.

3. Maturity of Collateral Investments. The Adviser may instruct the Subcustodian to make Permitted Investments as authorized in Section 2 that may be of longer or shorter maturity than the term of any transaction to which they relate, it being understood that "short term" Permitted Investments shall include Permitted Investments with such maturities as are described in this section. The maturity of each Permitted Investment will be based upon Lender instructions, if any, the Adviser's estimate of the volume of securities that is likely to be loaned on a continuous basis, the rates available on alternate investments, interest rate trends, and overall market conditions. The average weighted maturity of Permitted Investments shall not exceed 60 days, and in no case shall the final maturity of a Permitted Investment exceed 12 months. The difference between the average weighted maturity of loan transactions and the average weighted maturity of Permitted Investments shall not exceed 60 days. For the purpose of calculating the average weighted maturity of loan transactions, maturity shall, in the case of "term" loans, mean the number of days remaining until the termination of the loan transaction, or in the case of "open" loans, one day. For the purpose of calculating the average weighted maturity of Permitted Investments, maturity shall mean: (1) one day in the case of money market mutual funds, master notes, and other instruments that may be liquidated without notice, (2) the number of days remaining to the next reset date in the case of floating rate securities,
      (3) the number of days remaining until the next put date in the case of securities subject to unconditional and irrevocable puts of the issue to the obligor, or (4) the actual number of days remaining until the maturity date for all other Permitted Investments.

4. When the Lender has authorized the Adviser to direct the Subcustodian to accept a letter of credit as collateral for securities loans, such standby letter of credit shall be clean, unconditional, and irrevocable. The Adviser shall accept letters from banks whose:

              [ ] Certificates of deposit or commercial paper is rated in the highest category of at least two nationally recognized securities rating organizations.

              [ ] Certificates of deposit or commercial paper is rated not less than the second highest category of all nationally recognized securities rating organizations.


                                        The One Group
                                        -------------
                                        ("Lender")

                                        By: /s/ MARK A. DILLON
                                            ------------------------------------

                                        Banc One Investment Advisors Corporation
                                        ----------------------------------------
                                        ("Adviser")

                                        By: /s/ MARK A. BEESON
                                            ------------------------------------

                                        Bank One Trust Company, N.A.
                                        ----------------------------------------
                                        ("Subcustodian")

                                        By: /s/ STEVEN E. CUTLER
                                            ------------------------------------

                          SECURITIES LENDING AGREEMENT

                                    EXHIBIT D

                         Treasury Only Money Market Fund

When securities are loaned pursuant to the Securities Lending Agreement dated August __, 1995, between The One Group (the "Lender"), Banc One Investment Advisors Corporation (the "Adviser") and Bank One Trust Company, N.A. (the "Subcustodian"), the Lender instructs as follows:

1. Types of Collateral. The Adviser may instruct the Subcustodian to accept the types of collateral checked below when securities are loaned subject to the terms of the above described Securities Lending Agreement.

      [X]     Cash

      [X]     Securities issued or guaranteed by the United States Government

      [ ]     A letter or letters of credit

2. Investment of Cash Collateral. In making the investments of cash received as collateral discussed in the Securities Lending Agreement, including income received from such collateral, the Adviser is authorized and directed to use any of the types of investments (the "Permitted Investments") checked below:

      A. Short term obligations of corporations, including but not limited to commercial paper, promissory notes, master variable demand notes, and private placements, whose:

              [ ] Commercial paper is rated in the highest category of at least two nationally recognized securities rating organizations at the time of purchase, or if the corporation has not received a rating from any nationally recognized securities organization, the security must meet such standards as may be necessary to be assigned a "highest category" rating as determined by the Adviser.

              [ ] Commercial paper is rated not less than the second highest category of all nationally recognized securities rating organizations at the time of purchase.

      B. Loan participation certificates of corporations whose:

              [ ] Commercial paper is rated in the highest category of at least two nationally recognized securities rating organizations at the time of purchase, or if the corporation has not received a rating from any nationally recognized securities organization, the security must meet such standards as may be necessary to be assigned a "highest category" rating as determined by the Adviser.

              [ ] Commercial paper is rated not less than the second highest category of all nationally rated securities rating organizations at the time of purchase.

      C.      [ ] Short term obligations of banks, including, but not limited to, certificates of deposit, bankers' acceptances, and time deposits, including without limitations any such instrument issued by the Subcustodian or one of its affiliates.

      D.      [X] Short term obligations of the United States Government.

      E.      [ ] Repurchase agreements.

      F.      [ ] Money market mutual funds or other securities of any
                  open-end or closed-end investment company or investment trust registered under the Investment Company Act of 1940, as amended.

      G.      [ ] Collective short-term investment funds organized and operated by the Adviser or its affiliates for Employee Benefit Trusts only.

3. Maturity of Collateral Investments. The Adviser may instruct the Subcustodian to make Permitted Investments as authorized in Section 2 that may be of longer or shorter maturity than the term of any transaction to which they relate, it being understood that "short term" Permitted Investments shall include Permitted Investments with such maturities as are described in this section. The maturity of each Permitted Investment will be based upon Lender instructions, if any, the Adviser's estimate of the volume of securities that is likely to be loaned on a continuous basis, the rates available on alternate investments, interest rate trends, and overall market conditions. The average weighted maturity of Permitted Investments shall not exceed 60 days, and in no case shall the final maturity of a Permitted Investment exceed 12 months. The difference between the average weighted maturity of loan transactions and the average weighted maturity of Permitted Investments shall not exceed 60 days. For the purpose of calculating the average weighted maturity of loan transactions, maturity shall, in the case of "term" loans, mean the number of days remaining until the termination of the loan transaction, or in the case of "open" loans, one day. For the purpose of calculating the average weighted maturity of Permitted Investments, maturity shall mean: (1) one day in the case of money market mutual funds, master notes, and other instruments that may be liquidated without notice, (2) the number of days remaining to the next reset date in the case of floating rate securities,
      (3) the number of days remaining until the next put date in the case of securities subject to unconditional and irrevocable puts of the issue to the obligor, or (4) the actual number of days remaining until the maturity date for all other Permitted Investments.

4. When the Lender has authorized the Adviser to direct the Subcustodian to accept a letter of credit as collateral for securities loans, such standby letter of credit shall be clean, unconditional, and irrevocable. The Adviser shall accept letters from banks whose:

              [ ] Certificates of deposit or commercial paper is rated in the highest category of at least two nationally recognized securities rating organizations.

              [ ] Certificates of deposit or commercial paper is rated not less than the second highest category of all nationally recognized securities rating organizations.


                                        The One Group
                                        -------------
                                        ("Lender")

                                        By: /s/ MARK A. DILLON
                                            ------------------------------------

                                        Banc One Investment Advisors Corporation
                                        ----------------------------------------
                                        ("Adviser")

                                        By: /s/ MARK A. BEESON
                                            ------------------------------------

                                        Bank One Trust Company, N.A.
                                        ----------------------------------------
                                        ("Subcustodian")

                                        By: /s/ STEVEN E. CUTLER
                                            ------------------------------------

                          SECURITIES LENDING AGREEMENT

                                    EXHIBIT D

                          Government Money Market Fund

When securities are loaned pursuant to the Securities Lending Agreement dated August __, 1995, between The One Group (the "Lender), Banc One Investment Advisors Corporation (the "Adviser") and Bank One Trust Company, N.A. (the "Subcustodian"), the Lender instructs as follows:

1. Types of Collateral. The Adviser may instruct the Subcustodian to accept the types of collateral checked below when securities are loaned subject to the terms of the above described Securities Lending Agreement.

      [X]     Cash

      [X] Securities issued or guaranteed by the United States Government or its agencies

      [ ]     A letter or letters of credit

2. Investment of Cash Collateral. In making the investments of cash received as collateral discussed in the Securities Lending Agreement, including income received from such collateral, the Adviser is authorized and directed to use any of the types of investments (the "Permitted Investments") checked below:

      A. Short term obligations of corporations, including but not limited to commercial paper, promissory notes, master variable demand notes, and private placements, whose:

              [ ] Commercial paper is rated in the highest category of at least two nationally recognized securities rating organizations at the time of purchase, or if the corporation has not received a rating from any nationally recognized securities organization, the security must meet such standards as may be necessary to be assigned a "highest category" rating as determined by the Adviser.

              [ ] Commercial paper is rated not less than the second highest category of all nationally recognized securities rating organizations at the time of purchase.

      B. Loan participation certificates of corporations whose:

              [ ] Commercial paper is rated in the highest category of at least two nationally recognized securities rating organizations at the time of purchase, or if the corporation has not received a rating from any nationally recognized securities organization, the security must meet such standards as may be necessary to be assigned a "highest category" rating as determined by the Adviser.

              [ ] Commercial paper is rated not less than the second highest category of all nationally rated securities rating organizations at the time of purchase.

      C.      [ ] Short term obligations of banks, including, but not
                  limited to, certificates of deposit, bankers' acceptances, and time deposits, including without limitations any such instrument issued by the Subcustodian or one of its affiliates.

      D.      [X] Short term obligations of the United States Government or its agencies.

      E.      [X] Repurchase agreements collateralized by securities issued or guaranteed by the United States Government or its agencies.

      F.      [X] Money market mutual funds or other securities of any open-end or closed-end
                  investment company or investment trust registered under the Investment Company Act of 1940, as amended, which invest solely in securities issued or guaranteed by the United States Government or its agencies and repurchase agreements collateralized by such securities.

      G.      [ ] Collective short-term investment funds organized and
                  operated by the Adviser or its affiliates for Employee Benefit Trusts only.

3. Maturity of Collateral Investments. The Adviser may instruct the Subcustodian to make Permitted Investments as authorized in Section 2 that may be of longer or shorter maturity than the term of any transaction to which they relate, it being understood that "short term" Permitted Investments shall include Permitted Investments with such maturities as are described in this section. The maturity of each Permitted Investment will be based upon Lender instructions, if any, the Adviser's estimate of the volume of securities that is likely to be loaned on a continuous basis, the rates available on alternate investments, interest rate trends, and overall market conditions. The average weighted maturity of Permitted Investments shall not exceed 60 days, and in no case shall the final maturity of a Permitted Investment exceed 12 months. The difference between the average weighted maturity of loan transactions and the average weighted maturity of Permitted Investments shall not exceed 60 days. For the purpose of calculating the average weighted maturity of loan transactions, maturity shall, in the case of "term" loans, mean the number of days remaining until the termination of the loan transaction, or in the case of "open" loans, one day. For the purpose of calculating the average weighted maturity of Permitted Investments, maturity shall mean: (1) one day in the case of money market mutual funds, master notes, and other instruments that may be liquidated without notice, (2) the number of days remaining to the next reset date in the case of floating rate securities,
      (3) the number of days remaining until the next put date in the case of securities subject to unconditional and irrevocable puts of the issue to the obligor, or (4) the actual number of days remaining until the maturity date for all other Permitted Investments.

4. When the Lender has authorized the Adviser to direct the Subcustodian to accept a letter of credit as collateral for securities loans, such standby letter of credit shall be clean, unconditional, and irrevocable. The Adviser shall accept letters from banks whose:

              [ ] Certificates of deposit or commercial paper is rated in the highest category of at least two nationally recognized securities rating organizations.

              [ ] Certificates of deposit or commercial paper is rated not less than the second highest category of all nationally recognized securities rating organizations.


                                        The One Group
                                        -------------
                                        ("Lender")

                                        By: /s/ MARK A. DILLON
                                            ------------------------------------

                                        Banc One Investment Advisors Corporation
                                        ----------------------------------------
                                        ("Adviser")

                                        By: /s/ MARK A. BEESON
                                            ------------------------------------

                                        Bank One Trust Company, N.A.
                                        ----------------------------------------
                                        ("Subcustodian")

                                        By: /s/ STEVEN E. CUTLER
                                            ------------------------------------

                          SECURITIES LENDING AGREEMENT

                                    EXHIBIT D

                             Prime Money Market Fund

When securities are loaned pursuant to the Securities Lending Agreement dated August __, 1995, between The One Group (the "Lender"), Banc One Investment Advisors Corporation (the "Adviser") and Bank One Trust Company, N.A. (the "Subcustodian"), the Lender instructs as follows:

1. Types of Collateral. The Adviser may instruct the Subcustodian to accept the types of collateral checked below when securities are loaned subject to the terms of the above described Securities Lending Agreement.

      [X]     Cash

      [X] Securities issued or guaranteed by the United States Government or its agencies

      [ ]     A letter or letters of credit

2. Investment of Cash Collateral. In making the investments of cash received as collateral discussed in the Securities Lending Agreement, including income received from such collateral, the Adviser is authorized and directed to use any of the types of investments (the "Permitted Investments") checked below:

      A. Short term obligations of corporations, including but not limited to commercial paper, promissory notes, master variable demand notes, and private placements, whose:

              [X] Commercial paper is rated in the highest category of at least two nationally recognized securities rating organizations at the time of purchase, or if the corporation has not received a rating from any nationally recognized securities organization, the security must meet such standards as may be necessary to be assigned a "highest category" rating as determined by the Adviser.

              [ ] Commercial paper is rated not less than the second highest category of all nationally recognized securities rating organizations at the time of purchase.

      B. Loan participation certificates of corporations whose:

              [ ] Commercial paper is rated in the highest category of at least two nationally recognized securities rating organizations at the time of purchase, or if the corporation has not received a rating from any nationally recognized securities organization, the security must meet such standards as may be necessary to be assigned a "highest category" rating as determined by the Adviser.

              [ ] Commercial paper is rated not less than the second highest category of all nationally rated securities rating organizations at the time of purchase.

      C.      [X] Short term obligations of banks, including, but not limited to, certificates of deposit, bankers' acceptances, and time deposits, including without limitations any such instrument issued by the Subcustodian or one of its affiliates.

      D.      [X] Short term obligations of the United States Government or its agencies.

      E.      [X] Repurchase agreements.

      F.      [X] Money market mutual funds or other securities of any open-end or closed-end investment company or investment trust registered under the Investment Company Act of 1940, as amended.

      G.      [ ] Collective short-term investment funds organized and operated by the Adviser or its affiliates for Employee Benefit Trusts only.

3. Maturity of Collateral Investments. The Adviser may instruct the Subcustodian to make Permitted Investments as authorized in Section 2 that may be of longer or shorter maturity than the term of any transaction to which they relate, it being understood that "short term" Permitted Investments shall include Permitted Investments with such maturities as are described in this section. The maturity of each Permitted Investment will be based upon Lender instructions, if any, the Adviser's estimate of the volume of securities that is likely to be loaned on a continuous basis, the rates available on alternate investments, interest rate trends, and overall market conditions. The average weighted maturity of Permitted Investments shall not exceed 90 days, and in no case shall the final maturity of a Permitted Investment exceed 12 months in the case of fixed rate investments and 36 months in the case of floating rate investments. The difference between the average weighted maturity of loan transactions and the average weighted maturity of Permitted Investments shall not exceed 90 days. For the purpose of calculating the average weighted maturity of loan transactions, maturity shall, in the case of "term" loans, mean the number of days remaining until the termination of the loan transaction, or in the case of "open" loans, one day. For the purpose of calculating the average weighted maturity of Permitted Investments, maturity shall mean: (1) one day in the case of money market mutual funds, master notes, and other instruments that may be liquidated without notice,
      (2) the number of days remaining to the next reset date in the case of floating rate securities, (3) the number of days remaining until the next put date in the case of securities subject to unconditional and irrevocable puts of the issue to the obligor, or (4) the actual number of days remaining until the maturity date for all other Permitted Investments.

4. When the Lender has authorized the Adviser to direct the Subcustodian to accept a letter of credit as collateral for securities loans, such standby letter of credit shall be clean, unconditional, and irrevocable. The Adviser shall accept letters from banks whose:

              [ ] Certificates of deposit or commercial paper is rated in the highest category of at least two nationally recognized securities rating organizations.

              [ ] Certificates of deposit or commercial paper is rated not less than the second highest category of all nationally recognized securities rating organizations.


                                        The One Group
                                        -------------
                                        ("Lender")

                                        By: /s/ MARK A. DILLON
                                            ------------------------------------

                                        Banc One Investment Advisors Corporation
                                        ----------------------------------------
                                        ("Adviser")

                                        By: /s/ MARK A. BEESON
                                            ------------------------------------

                                        Bank One Trust Company, N.A.
                                        ----------------------------------------
                                        ("Subcustodian")

                                        By: /s/ STEVEN E. CUTLER
                                            ------------------------------------

                          SECURITIES LENDING AGREEMENT

                                    EXHIBIT E

                                Schedule of Fees

U. S. Government and Agency Securities

The subcustodian shall be paid a fee of 5 basis points, calculated on an annual basis and accrued daily, based upon the value of collateral received from the Borrower for each loan under this Agreement.


Equities and Corporate Bonds

The subcustodian shall be paid a fee of 10 basis points, calculated on an annual basis and accrued daily, based upon the value of collateral received from the Borrower for each loan under this Agreement.